Filed pursuant to Rule 497
File No. 333-229337

PROSPECTUS SUPPLEMENT (To Prospectus dated March 25, 2019 and Prospectus Supplement dated August 1, 2019)	November 8, 2019

Oxford Square Capital Corp.

$150,000,000
Common Stock

This prospectus supplement supplements the prospectus supplement, dated August 1, 2019 (the “First Prospectus Supplement”), and the accompanying prospectus thereto, dated March 25, 2019 (the “Base Prospectus,” together with the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Square Capital Corp. in an “at-the-market” offering up to a maximum aggregate offering price of $150,000,000 pursuant to an equity distribution agreement, dated August 1, 2019, with Ladenburg Thalmann & Co. Inc. (the “Equity Distribution Agreement”).

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 17 of the Base Prospectus and under “Supplementary Risk Factor” section on page S-15 of the First Prospectus Supplement before investing.

The terms “Oxford Square,” the “Company,” “we,” “us” and “our” generally refer to Oxford Square Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From August 1, 2019 to November 7, 2019, we sold a total of 115,887 shares of common stock pursuant to the “at-the-market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $0.8 million and net proceeds were approximately $0.7 million after deducting the sales agent’s commissions and offering expenses.

THIRD QUARTER 2019 FINANCIAL HIGHLIGHTS

•        As of September 30, 2019, net asset value (“NAV”) per share was $5.42, compared with the NAV per share of $6.31 at the prior quarter end.

•        For the quarter ended September 30, 2019 we recorded GAAP net investment income of approximately $8.9 million, or $0.19 per share, compared to $12.8 million, or $0.27 per share for the quarter ended June 30, 2019.

•        We recorded net realized losses of approximately $0.4 million and net unrealized depreciation of approximately $41.6 million for the quarter ended September 30, 2019.

•        In total, we had a net decrease in net assets resulting from operations of approximately $33.1 million, or $0.69 per share, for the quarter ended September 30, 2019, compared with a net decrease in net assets resulting from operations of $7.5 million, or $0.16 per share, for the quarter ended June 30, 2019.

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•        Total investment income for the third quarter of 2019 amounted to approximately $14.1 million, which represents a decrease of approximately $6.8 million from the second quarter of 2019. This decrease primarily reflects the one-time recognition of payment-in-kind cumulative dividends associated with a preferred equity position of $5.7 million in the second quarter of 2019.

•        For the quarter ended September 30, 2019, we recorded investment income from our portfolio as follows:

•        $7.1 million from our debt investments,

•        $6.1 million from our collateralized loan obligation (“CLO”) equity investments,

•        $0.7 million of dividend income — PIK from affiliated investments, and

•        $0.2 million from all other sources.

•        Our total expenses for the quarter ended September 30, 2019 were approximately $5.1 million, which represents a decrease of approximately $3.0 million from the second quarter of 2019 due primarily to a decrease in net investment income incentive fees.

•        During the third quarter of 2019, we received, or were entitled to receive, proceeds of approximately $4.9 million from sales of senior secured loans, and $0.2 million from repayments and amortization payments on our debt investments.

•        As of September 30, 2019, the following metrics applied (note that none of these values represent a total return to shareholders):

•        The weighted average yield of our debt investments was 9.7% at current cost, compared with 10.0% as of June 30, 2019.

•        The weighted average effective yield of our CLO equity investments at current cost was 11.9%, compared with 13.1% as of June 30, 2019.

•        The weighted average cash distribution yield of our CLO equity investments at current cost was 19.9% which was approximately equal to the yield as of June 30, 2019.

•        Our weighted average credit rating on a fair value basis was 2.2 at the end of the third quarter of 2019, unchanged from June 30, 2019.

•        As of September 30, 2019, we had one debt investment on non-accrual status with a fair value of $2.4 million.

•        On October 18, 2019, we entered into a $10 million repurchase transaction facility with Nomura Securities International, Inc., which the Company may use for working capital purposes.

•        On October 25, 2019 our Board of Directors declared the following distributions on our common stock:

Month Ending	Record Date	Payment Date	Amount Per Share
January 31, 2020	January 17, 2020	January 31, 2020	$0.067
February 29, 2020	February 14, 2020	February 28, 2020	$0.067
March 31, 2020	March 17, 2020	March 31, 2020	$0.067

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “OXSQ,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OXSQ. The fee table and example below include all fees and expenses of our consolidated subsidiary.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00	%(1)
Offering expenses borne by our common stockholders (as a percentage of offering price)	0.37	%(2)
Distribution reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	2.37%
Annual expenses (as a percentage of net assets attributable to our common stock):
Base management fee	2.26	%(4)
Incentive fees payable under our investment advisory agreement	1.14	%(5)
Interest payments on borrowed funds	3.20	%(6)
Other expenses (includes OXSQ’s consolidated subsidiary)	1.30	%(7)
Total annual expenses	7.90	%(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above, and that we pay the transaction expenses set forth in the table above, including a sales load of 2.0% paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$100	$245	$382	$692

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Distribution Reinvestment Plan” in the Base Prospectus for additional information regarding our distribution reinvestment plan.

____________

(1)      Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay to Ladenburg Thalmann & Co. Inc. in connection with sales of shares of our common stock effected by Ladenburg Thalmann & Co. Inc. under the Equity Distribution Agreement. There is no guaranty that there will be any sales of our common stock pursuant to the Prospectus.

(2)      The offering expenses of this offering are estimated to be approximately $185,000.

(3)      The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)      Assumes gross assets (which equals the total assets on our Consolidated Statements of Assets and Liabilities adjusted as described in this footnote) of $465.8 million and $154.0 million of leverage (including $44.8 million in aggregate principal of our 6.25% Notes, $64.4 million in aggregate principal of our 6.50% Notes and outstanding principal borrowings of $47.8 million under the OXSQ Facility, in each case, as of September 30, 2019 and less any respective amortization of deferred issuance costs), and assumes net assets of $309.0 million (which has been adjusted to reflect the issuance of

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an additional $50.0 million of common stock). The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Square Capital Corp., including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement” in the Base Prospectus for additional information.

(5)      Assumes that annual incentive fees earned by Oxford Square Management remain consistent with the incentive fees earned by Oxford Square Management during the nine months ended September 30, 2019, excluding any reversal of previously accrued investment income incentive fees or hypothetical capital gains incentive fees described below. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by OXSQ’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, (the “Total Return Requirement”) which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). The second part of the incentive fee equals 20.0% of our net realized gains for the calendar year less any unrealized losses for such year and will be payable at the end of each calendar year. It should be noted that no capital gains incentive fee was calculated as of September 30, 2019, which is calculated based upon an assumed liquidation of the entire portfolio, and no other changes in realized or unrealized gains and losses, as of September 30, 2019 and the termination of the Investment Advisory Agreement on such date. For a more detailed discussion of the calculation of the incentive fees, see “Investment Advisory Agreement” in the Base Prospectus.

(6)      Assumes that we have $157.0 million of outstanding principal borrowings as of September 30, 2019. The calculation also assumes an effective interest rate of 6.75% (including amortization of deferred issuance costs) on the approximately $44.8 million of 6.25% Notes outstanding as of September 30, 2019, an effective interest rate of 7.02% (including amortization of deferred issuance costs) on the approximately $64.4 million of 6.50% Notes outstanding as of September 30, 2019 and an effective interest rate 4.91% (including amortization of deferred issuance costs) on the approximately $47.8 million outstanding under the OXSQ Facility as of September 30, 2019. This table includes all of the commitment fees, interest expense and amortized financing costs of the 6.25% Notes, 6.50% Notes and the OXSQ Facility, as well as the fees and expenses of issuing and servicing any other borrowings or leverage that the Company expects to incur during the 12 months following effectiveness of the registration statement of which the Prospectus forms a part. We may issue preferred stock, which may be considered a form of leverage, pursuant to the registration statement of which the Prospectus forms a part, although we have no current plans to do so during the 12 months following effectiveness of such registration statement.

(7)      “Other expenses” ($4.0 million) are based on the actual expenses for the nine months ended September 30, 2019, and adjusted for any new and non-recurring expenses, such as the offering costs on an assumed issuance of an additional $50.0 million of common stock. These expenses include certain expenses allocated to the Company under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments. In the event of a debt restructuring or extinguishment, we may incur a loss comprised of deferred financing costs and note discount which may cause actual expenses to exceed those amounts projected in the table.

(8)      “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of any wholly-owned consolidated subsidiary, all of which are included in this fee table presentation. The indirect expenses associated with the Company’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then OXSQ’s total annual expenses would have been 11.84%.

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quarterly report on form 10-q/A and 10-q

On October 30, 2019, the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (“Form 10-Q”). On November 1, 2019, the Company filed Amendment No. 1 to the Form 10-Q (the “Amendment”) to correct a typographical error related to a footnote in the Consolidated Schedule of Investments as of September 30, 2019 in the Form 10-Q. No other changes were made to the Consolidated Schedule of Investments. The Amendment did not amend or otherwise update any other information in the Form 10-Q. The Amendment should be read in conjunction with the Form 10-Q.

The text of each of the Form 10-Q and the Amendment is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________

FORM 10-Q/A
(Amendment No. 1)

___________________________________

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2019

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 814-00638

_______________________

OXFORD SQUARE CAPITAL CORP.

(Exact name of registrant as specified in its charter)

_______________________

MARYLAND	20-0188736
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8 SOUND SHORE DRIVE, SUITE 255
GREENWICH, CONNECTICUT 06830

(Address of principal executive office)

(203) 983-5275

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
6.50% Notes due 2024	OXSQL	NASDAQ Global Select Market LLC
6.25% Notes due 2026	OXSQZ	NASDAQ Global Select Market LLC

_______________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller Reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date. The number of shares of the issuer’s common stock, $0.01 par value, outstanding as of October 29, 2019, was 47,790,071.

EXPLANATORY NOTE

This Amendment No. 1 to the Form 10-Q (this “Amendment”) amends the Quarterly Report on Form 10-Q of Oxford Square Capital Corp. for the period ended September 30, 2019 (the “Form 10-Q”) filed on October 30, 2019. This Form 10-Q/A is being filed to correct a typographical error related to a footnote in the Consolidated Schedule of Investments as of September 30, 2019 in the Form 10-Q. No other changes have been made to the Consolidated Schedule of Investments.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Item 1. “Consolidated Financial Statements,” of Part I. “Financial Information,” of the Form 10-Q is hereby amended and restated in its entirety. This Amendment does not amend or otherwise update any other information in the Form 10-Q. This Amendment should be read in conjunction with the Form 10-Q. This Amendment does not modify or update the Form 10-Q and the disclosure made therein in any way other than as described above.

In addition, new certifications by our principal executive officer and principal financial officer are filed as exhibits to this Amendment.

OXFORD SQUARE CAPITAL CORP.

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PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2019	December 31, 2018
	(unaudited)
ASSETS
Non-affiliated/non-control investments (cost: $488,820,703 and $486,232,755, respectively)	$390,882,949	$430,496,633
Affiliated investments (cost: $16,135,609 and $9,126,017, respectively)	7,492,143	14,492,197
Cash equivalents	8,940,270	13,905,059
Restricted cash	2,533,069	3,175,805
Interest and distributions receivable	5,290,095	4,682,735
Other assets	633,466	392,784
Total assets	$415,771,992	$467,145,213
LIABILITIES
Notes payable – 6.50% Unsecured Notes, net of deferred issuance costs	$62,907,724	$62,664,863
Notes payable – Credit Facility, net of deferred issuance costs	47,807,531	85,522,569
Notes payable – 6.25% Unsecured Notes, net of deferred issuance costs	43,256,614	—
Base management fee and net investment income incentive fee payable to affiliate	1,729,152	3,227,456
Accrued interest payable	666,353	488,608
Accrued expenses	444,820	517,470
Total liabilities	156,812,194	152,420,966
COMMITMENTS AND CONTINGENCIES (Note 13)
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized; 47,790,071 and 47,650,959 shares issued and outstanding, respectively	477,900	476,509
Capital in excess of par value	457,806,441	456,970,560
Total distributable earnings / (accumulated losses)	(199,324,543)	(142,722,822)
Total net assets	258,959,798	314,724,247
Total liabilities and net assets	$415,771,992	$467,145,213
Net asset value per common share	$5.42	$6.60

See Accompanying Notes.

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OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.12% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(15)(21)	$5,485,880	$5,439,368	$5,355,590
Total Aerospace and Defense		$5,439,368	$5,355,590	2.1%

Business Services
Access CIG, LLC
first lien senior secured notes, 6.07% (LIBOR + 3.75%), (0.00% floor) due February 27, 2025(4)(5)(6)(14)(16)(21)	$492,503	$492,503	$485,426
second lien senior secured notes, 10.07% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(16)(21)	16,754,000	16,849,076	16,670,230

Convergint Technologies, LLC
second lien senior secured notes, 8.86% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(15)(21)	1,500,000	1,493,047	1,440,000

Imagine! Print Solutions
second lien senior secured notes, 10.87% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(15)(21)	15,000,000	14,857,297	7,275,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due May 23, 2025(4)(5)(6)(14)(16)(21)	5,925,054	5,926,121	5,836,178
second lien senior secured notes, 9.83% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(16)(21)	14,000,000	13,940,158	13,685,000

Premiere Global Services, Inc.
first lien senior secured notes, 8.72% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(16)(21)(27)	14,318,924	13,639,750	8,820,457
second lien senior secured notes, 11.84% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(16)(17)(21)(28)	10,000,000	9,817,795	2,400,000

Verifone Systems, Inc.
first lien senior secured notes, 6.14% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(16)(21)	6,947,500	6,917,274	6,634,863
Total Business Services		$83,933,021	$63,247,154	24.4%

Diversified Insurance
AmeriLife Group LLC
second lien senior secured notes, 11.11% (LIBOR + 9.00%), (0.00% floor) due June 11, 2027(4)(5)(6)(15)(21)	$10,000,000	$9,900,692	$9,937,500
Total Diversified Insurance		$9,900,692	$9,937,500	3.8%

(continued on next page)

See Accompanying Notes.

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OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 6.76% (LIBOR + 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(16)(21)	$6,046,068	$6,017,090	$5,320,540
Total Education		$6,017,090	$5,320,540	2.1%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 12.81% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(16)(21)(22)	$1,500,000	$1,467,295	$1,498,125

Shift4 Payments, LLC (f/k/a Lighthouse Network, LLC)
first lien senior secured notes, 6.76% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(14)(16)(21)	3,438,750	3,426,034	3,430,153
second lien senior secured notes, 10.76% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(14)(16)(21)	16,490,000	16,346,117	16,118,975
Total Financial Intermediaries		$21,239,446	$21,047,253	8.1%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 7.58% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(16)(21)	$7,476,943	$7,448,711	$7,308,712
second lien senior secured notes, 11.58% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(16)(21)	13,000,000	12,866,997	12,610,000

Viant Medical Holdings, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due July 2, 2025(4)(5)(6)(14)(16)(21)	9,900,000	9,899,530	9,231,750
second lien senior secured notes, 10.08% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(14)(16)(21)	5,000,000	4,955,337	4,625,000

Healthport Technologies, LLC
first lien senior secured notes, 6.36% (LIBOR + 4.25%), (1.00% floor) due December 1, 2021(4)(5)(6)(15)(21)	12,435,065	10,893,775	11,346,997

HealthChannels, Inc. (f/k/a ScribeAmerica, LLC)
first lien senior secured notes, 6.70% (LIBOR + 4.50%), (0.00% floor) due April 3, 2025(4)(5)(6)(15)(21)	9,886,998	9,823,774	9,676,899
Total Healthcare		$55,888,124	$54,799,358	21.2%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 6.61% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(15)(21)	$12,917,066	$12,901,216	$12,775,753
Total Logistics		$12,901,216	$12,775,753	4.9%

(continued on next page)

See Accompanying Notes.

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OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Software
ECI Software Solutions, Inc.
first lien senior secured notes, 6.58% (LIBOR + 4.25%), (1.00% floor) due September 27, 2024(4)(5)(6)(14)(16)(21)	$4,924,623	$4,936,266	$4,898,473
second lien senior secured notes, 10.33% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(16)(21)	15,000,000	14,914,528	14,400,000

Help/Systems Holdings, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(6)(14)(16)(21)	3,950,000	3,957,209	3,935,188
second lien senior secured notes, 10.08% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)	15,500,000	15,484,031	15,480,625

Quest Software, Inc.
first lien senior secured notes, 6.51% (LIBOR + 4.25%), (0.00% floor) due May 16, 2025(4)(5)(6)(14)(16)(21)	5,955,000	5,929,329	5,880,563
second lien senior secured notes, 10.51% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(16)(21)	15,000,000	14,865,062	14,677,500
Total Software		$60,086,425	$59,272,349	22.9%

Telecommunications Services
Global Tel Link Corp.
second lien senior secured notes, 10.36% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)	$17,000,000	$16,717,537	$16,054,460
Total Telecommunication Services		$16,717,537	$16,054,460	6.2%

Utilities
CLEAResult Consulting, Inc.
first lien senior secured notes, 5.71% (LIBOR + 3.50%), (0.00% floor) due August 8, 2025(4)(5)(6)(15)(21)	$4,950,000	$4,928,333	$4,809,767
second lien senior secured notes, 9.46% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(15)(21)	7,650,000	7,674,793	7,497,000
Total Utilities		$12,603,126	$12,306,767	4.8%
Total Senior Secured Notes		$284,726,045	$260,116,724	100.5%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.78% (LIBOR + 8.48%), due July 15, 2031(4)(5)(11)(12)(15)	$1,000,000	$931,983	$865,600
Total Structured Finance		$931,983	$865,600	0.3%
Total Collateralized Loan Obligation – Debt Investments		$931,983	$865,600	0.3%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 14.19% due April 30, 2031(9)(11)(12)(18)	$6,000,000	$3,831,609	$2,820,000

(continued on next page)

See Accompanying Notes.

4

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 12.91% due November 10, 2030(9)(11)(12)(18)	$12,921,429	$7,012,329	$4,134,857

Atlas Senior Loan Fund XI, Ltd.
CLO subordinated notes, estimated yield 18.69% due July 26, 2031(9)(11)(12)(18)	5,725,000	4,381,896	3,435,000

Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 11.29% due January 20, 2031(9)(11)(12)(18)	2,840,000	1,844,126	1,022,400

BlueMountain CLO 2014-2 Ltd.
CLO subordinated notes, estimated yield 23.08% due October 20, 2030(9)(11)(12)(18)	6,374,000	2,599,603	2,422,120

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 18.06% due January 18, 2029(9)(11)(12)(18)	6,250,000	4,026,169	3,143,931

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 12.24% due June 09, 2030(9)(11)(12)(18)	18,000,000	13,288,928	9,000,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 16.03% due October 20, 2028(9)(11)(12)(18)	7,700,000	7,462,993	5,852,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 15.89% due October 22, 2031(9)(11)(12)(18)	10,000,000	6,278,460	4,600,000

Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 13.09% due July 15, 2031(9)(11)(12)(18)	2,000,000	965,899	601,761

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -26.31% due October 18, 2026(9)(11)(12)(18)	5,000,000	1,209,344	162,500

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 7.62% due October 20, 2029(9)(11)(12)(18)	10,800,000	8,846,849	5,641,684

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 13.21% due January 22, 2028(9)(11)(12)(18)	5,422,500	5,177,027	3,904,200

Nassau 2019-I Ltd.
CLO subordinated notes, estimated yield 25.62% due April 15, 2031(9)(11)(12)(14)(18)	23,500,000	19,810,068	17,390,000

(continued on next page)

See Accompanying Notes.
5

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.46% due July 20, 2030(9)(11)(12)(18)	$5,000,000	$4,252,417	$3,600,000

Regatta XV Funding, Ltd.
CLO subordinated notes, estimated yield 0.00% due October 25, 2026(9)(11)(12)(18)(26)	3,000,000	—	75,000

Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 12.10% due July 25, 2030(9)(11)(12)(14)(18)	45,500,000	42,989,440	24,570,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield -26.86% due July 17, 2026(9)(11)(12)(18)	14,447,790	7,299,572	3,322,992

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.22% due January 17, 2030(9)(11)(12)(18)	11,350,000	7,135,286	4,140,757

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 16.99% due April 17, 2028(9)(11)(12)(18)	28,500,000	17,403,746	8,626,005

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 13.34% due August 28, 2029(9)(11)(12)(18)	2,500,000	1,522,882	650,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 4.27% due April 15, 2027(9)(11)(12)(18)	6,200,000	3,787,720	2,050,879

Venture XX, Ltd.
CLO subordinated notes, estimated yield -8.97% due April 15, 2027(9)(11)(12)(18)	3,000,000	1,769,740	1,170,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 8.66% due January 20, 2029(9)(11)(12)(18)	13,475,000	11,626,520	6,333,250

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 3.60% due July 18, 2026(9)(11)(12)(18)	9,250,000	5,669,532	3,145,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield -9.45% due January 15, 2026(9)(11)(12)(18)	7,500,000	3,674,257	1,281,694

(continued on next page)

See Accompanying Notes.

6

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.63% due July 15, 2029(9)(11)(12)(18)	$10,500,000	$7,918,039	$4,935,000

CLO Equity Side Letter Related Investments(11)(12)(13)		1,378,224	1,869,595
Total Structured Finance		$203,162,675	$129,900,625	50.2%
Total Collateralized Loan Obligation – Equity Investments		$203,162,675	$129,900,625	50.2%

Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$—
Total IT Consulting		$684,960	$—	0.0%
Total Common Stock		$684,960	$—	0.0%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Preferred Equity(3)(22)(25)	10,671,850	$8,641,984	$853,748
Series A Senior Preferred Equity(3)(23)(25)	4,558,928	4,318,894	4,148,624
Series A Super Senior Preferred Stock(3)(24)(25)	2,489,771	2,489,771	2,489,771
Total IT Consulting		$15,450,649	$7,492,143	2.9%
Total Preferred Equity		$15,450,649	$7,492,143	2.9%
Total Investments in Securities(8)		$504,956,312	$398,375,092	153.9%

Cash Equivalents
First American Government Obligations Fund(19)		$8,940,270	$8,940,270
Total Cash Equivalents		$8,940,270	$8,940,270	3.5%
Total Investments in Securities and Cash Equivalents		$513,896,582	$407,315,362	157.4%

____________

(1)      Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned between 5% and 25% of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Company.

(3)      Portfolio includes $6,046,068 principal of debt and 17,720,549 shares of preferred equity investments which contain PIK provisions as of September 30, 2019.

(4)      Notes bear interest at variable rates and are subject to an interest rate floor where disclosed.

(5)      Cost reflects accretion of original issue discount or market discount.

(6)      Cost reflects repayment of principal.

(7)      Non-income producing at the relevant period end.

(8)      Aggregate gross unrealized appreciation for federal income tax purposes is $32,063,558; aggregate gross unrealized depreciation for federal income tax purposes is $141,679,503. Net unrealized depreciation is $109,615,945 based upon a tax cost basis of $507,991,037.

(9)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(continued on next page)

See Accompanying Notes.

7

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

(10)    The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11)    Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2019, the Company held qualifying assets that represented 68.5% of its total assets.

(12)    Investment not domiciled in the United States.

(13)    Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(14)    Aggregate investments represent greater than 5% of net assets.

(15)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(16)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(17)    As of September 30, 2019, this debt investment was on non-accrual status.

(18)    The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(19)    Represents cash equivalents held in money market accounts as of September 30, 2019.

(20)    The fair value of the investment was determined using significant unobservable inputs. Refer to “Note 4. Fair Value.”

(21)    All or a portion of this investment represents collateral under the Credit Facility.

(22)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(23)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(24)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares.

(25)    Effective June 26, 2019, the Company entered into an Exchange Agreement with UniTek Global Services, Inc. (the “Exchange Agreement”), to receive 2,371,211 shares of Series B Super Senior Preferred Stock, 4,352,199 shares of Series B Senior Preferred Stock and 10,323,434 shares of Series B Preferred Stock (collectively, “Preferred Stock”) in exchange for all Series A shares of each respective Preferred Stock tranche currently held by OXSQ. This exchange resulted in the capitalization of approximately $6.3 million of cumulative PIK dividends which are added to the cost basis of each respective Preferred Stock tranche. This amount is recognized as dividend income — PIK in the consolidated statement of operations.

(26)    This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

(27)    As of October 1, 2019, the maturity date for this debt investment was extended to June 8, 2023.

(28)    As of October 1, 2019, the maturity date for this debt investment was extended to June 6, 2024.

See Accompanying Notes.

8

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.53% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(16)(21)	$5,528,630	$5,479,773	$5,348,950
Total Aerospace and Defense		$5,479,773	$5,348,950	1.7%

Business Services
Access CIG, Inc.
first lien incremental senior secured notes, 6.46% (LIBOR + 3.75%), (0.00% floor) due February 27, 2025(4)(5)(14)(15)(21)	$496,250	$496,250	$481,055
second lien senior secured notes, 10.46% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(15)(21)	16,754,000	16,858,239	16,446,899

Convergint Technologies, LLC
second lien senior secured notes, 9.27% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(16)(21)	1,500,000	1,492,945	1,410,000

Imagine! Print Solutions
second lien senior secured notes, 11.28% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(16)(21)	15,000,000	14,839,700	13,350,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due May 23, 2025(4)(5)(14)(15)(21)	5,970,000	5,971,918	5,790,900
second lien senior secured notes, 10.30% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(15)(21)	14,000,000	13,935,939	13,580,000

Premiere Global Services, Inc.
senior secured notes, 9.09% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)(21)	14,747,634	13,866,831	11,798,107
second lien senior secured notes, 11.92% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(15)(21)	10,000,000	9,787,854	8,000,000

Verifone Systems, Inc.
first lien senior secured notes, 6.64% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(15)(21)	7,000,000	6,966,062	6,747,510
second lien senior secured notes, 10.64% (LIBOR + 8.00%), (0.00% floor) due August 20, 2026(4)(5)(15)(21)	8,000,000	7,922,744	7,860,000
Total Business Services		$92,138,482	$85,464,471	27.2%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 7.27% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(16)(21)	$14,983,674	$14,891,788	$14,684,001
Total Diversified Insurance		$14,891,788	$14,684,001	4.7%

(continued on next page)

See Accompanying Notes.

9

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 7.03% (LIBOR+ 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(15)	$5,907,089	$5,860,128	$4,902,884
Total Education		$5,860,128	$4,902,884	1.6%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 13.04% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(21)(22)	$1,500,000	$1,463,325	$1,498,125

Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(15)(21)	3,465,000	3,450,119	3,430,350
second lien senior secured notes, 11.03% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(15)(21)	12,000,000	11,894,617	11,910,000
Total Financial Intermediaries		$16,808,061	$16,838,475	5.4%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 8.05% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(15)(21)	$7,534,165	$7,500,602	$7,345,811
second lien senior secured notes, 12.05% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(15)(21)	13,000,000	12,852,264	12,707,500

Viant Medical Holdings, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due July 2, 2025(4)(5)(15)(21)	9,975,000	9,975,865	9,812,906
second lien senior secured notes, 10.55% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(15)(21)	5,000,000	4,953,106	4,850,000

Scribe America, LLC
first lien senior secured notes, 6.88% (LIBOR + 4.50%), (0.00% floor) due April 3, 2025(4)(5)(16)	12,468,593	12,374,678	12,203,635
Total Healthcare		$47,656,515	$46,919,852	14.9%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 7.02% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(16)(21)	$13,221,953	$13,199,885	$12,998,899
Total Logistics		$13,199,885	$12,998,899	4.1%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 7.78% (LIBOR + 5.25%), (1.00% floor) due June 01, 2022(4)(5)(6)(15)(21)	$4,860,339	$4,852,862	$4,836,037
Total Printing and Publishing		$4,852,862	$4,836,037	1.5%

(continued on next page)

See Accompanying Notes.

10

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Software
ECI Software Solutions, Inc.
first lien senior secured notes, 7.06% (LIBOR + 4.25%), (1.00% floor) due September 27, 2024(4)(5)(6)(14)(15)(21)	$4,962,312	$4,978,040	$4,863,066
second lien senior secured notes, 10.80% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(15)(21)	15,000,000	14,907,907	14,737,500

Help/Systems Holdings, Inc.
first lien senior secured notes, 6.27% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(14)(16)(21)	3,980,000	3,988,911	3,810,850
second lien senior secured notes, 10.27% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)	15,500,000	15,489,645	15,035,000

Quest Software, Inc.
first lien senior secured notes, 6.78% (LIBOR + 4.25%), (0.00% floor) due May 16, 2025(4)(5)(14)(15)(21)	6,000,000	5,972,430	5,790,000
second lien senior secured notes, 10.78% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(15)(21)	15,000,000	14,859,667	14,775,000
Total Software		$60,196,600	$59,011,416	18.8%

Telecommunications Services
Global Tel Link Corp.
first lien senior secured notes, 6.96% (LIBOR + 4.25%), (0.00% floor) due November 29, 2025(4)(5)(6)(14)(15)	$2,982,550	$2,967,952	$2,898,054
second lien senior secured notes, 10.96% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)	17,000,000	16,704,668	16,490,000
Total Telecommunication Services		$19,672,620	$19,388,054	6.2%

Utilities
CRCI Longhorn Holdings, Inc.
first lien senior secured notes, 5.89% (LIBOR + 3.50%), (0.00% floor) due August 8, 2025(4)(5)(16)(21)	$4,987,500	$4,963,660	$4,750,594
second lien senior secured notes, 9.64% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(15)(21)	7,650,000	7,677,680	7,592,625
Total Utilities		$12,641,340	$12,343,219	3.9%
Total Senior Secured Notes		$293,398,054	$282,736,258	90.0%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.82% (LIBOR + 8.48%), (no floor) due July 15, 2031(4)(5)(11)(12)(15)	$1,000,000	$927,670	$915,900
Total Structured Finance		$927,670	$915,900	0.3%
Total Collateralized Loan Obligation – Debt Investments		$927,670	$915,900	0.3%

(continued on next page)

See Accompanying Notes.

11

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC C LO XI, Ltd.
CLO subordinated notes, estimated yield 16.64% due April 30, 2031(9)(11)(12)(17)	$6,000,000	$3,795,529	$2,880,000

AMMC C LO XII, Ltd.
CLO subordinated notes, estimated yield 14.73% due November 10, 2030(9)(11)(12)(17)	12,921,429	6,936,076	4,005,643

Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 17.61% due January 20, 2031(9)(11)(12)(17)	2,840,000	1,919,418	1,476,800

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 23.93% due January 18, 2029(9)(11)(12)(17)	9,250,000	5,671,112	5,378,741

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 13.23% due June 09, 2030(9)(11)(12)(17)	18,000,000	13,615,944	9,000,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 14.92% due October 20, 2028(9)(11)(12)(17)	7,700,000	7,500,748	5,929,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 16.09% due October 22, 2031(9)(11)(12)(17)	10,000,000	6,267,967	4,900,000

Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 14.27% due July 15, 2031(9)(11)(12)(17)	2,000,000	1,007,080	655,141

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -20.06% due October 18, 2026(9)(11)(12)(17)	5,000,000	1,748,206	600,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 11.72% due October 20, 2029(9)(11)(12)(17)	10,800,000	9,169,698	6,409,660

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 8.02% due January 15, 2026(9)(11)(12)(17)	14,200,000	1,515,422	—

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 14.00% due January 22, 2028(9)(11)(12)(17)	5,422,500	5,284,799	5,259,825

Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.33% due July 20, 2030(9)(11)(12)(17)	5,000,000	4,510,614	4,150,000

Regatta XV Funding, Ltd.
CLO subordinated notes, estimated yield 48.27% due October 25, 2026(9)(11)(12)(17)(23)	3,000,000	—	90,000

(continued on next page)

See Accompanying Notes.
12

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 15.86% due July 25, 2030(9)(11)(12)(14)(17)	$45,500,000	$43,936,431	$39,130,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.11% due April 21, 2031(9)(11)(12)(17)	5,000,000	3,561,059	3,597,500

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 11.99% due July 17, 2026(9)(11)(12)(17)	14,447,790	9,345,851	5,201,204

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.80% due January 17, 2030(9)(11)(12)(17)	11,350,000	7,511,448	5,961,705

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 20.93% due April 17, 2028(9)(11)(12)(14)(17)	28,500,000	18,995,759	14,284,910

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 15.18% due August 28, 2029(9)(11)(12)(17)	2,500,000	1,581,371	1,075,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 17.68% due April 15, 2027(9)(11)(12)(17)	6,200,000	4,167,706	3,259,209

Venture XX, Ltd.
CLO subordinated notes, estimated yield 19.72% due April 15, 2027(9)(11)(12)(17)	3,000,000	2,236,677	1,770,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 15.12% due January 20, 2029(9)(11)(12)(17)	13,475,000	12,009,373	8,219,750

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 10.67% due July 18, 2026(9)(11)(12)(17)	9,250,000	6,345,384	3,700,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 4.34% due January 15, 2026(9)(11)(12)(17)	7,500,000	4,588,025	2,355,647

Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.71% due July 15, 2029(9)(11)(12)(17)	10,500,000	8,060,334	6,720,000

CLO Equity Side Letter Related Investments(11)(12)(13)		125,000	834,740
Total Structured Finance		$191,407,031	$146,844,475	46.7%
Total Collateralized Loan Obligation – Equity Investments		$191,407,031	$146,844,475	46.7%

(continued on next page)

See Accompanying Notes.

13

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$149,303
Total IT Consulting		$684,960	$149,303	0.0%
Total Common Stock		$684,960	$149,303	0.0%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Preferred Equity(7)(24)	5,706,866	$3,677,000	$8,217,887
Series A Senior Preferred Equity(7)(25)	3,002,455	2,762,421	3,963,240
Series A Super Senior Preferred Stock(7)(26)	2,001,636	2,001,636	2,161,767
Total IT Consulting		$8,441,057	$14,342,894	4.6%
Total Preferred Equity		$8,441,057	$14,342,894	4.6%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)
Earnout payments(7)(18)		$500,000	$—
Total Software		$500,000	$—	0.0%
Total Other Investments		$500,000	$—	0.0%
Total Investments in Securities(8)		$495,358,772	$444,988,830	141.6%

Cash Equivalents
First American Government Obligations Fund(19)		$13,905,059	$13,905,059
Total Cash Equivalents		$13,905,059	$13,905,059	4.4%
Total Investments in Securities and Cash Equivalents		$509,263,831	$458,893,889	146.0%

____________

(1)      Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned between 5% and 25% of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Company.

(3)      Portfolio includes $5,907,089 of principal amount of debt investments which contain a PIK provision at December 31, 2018.

(4)      Notes bear interest at variable rates and are subject to an interest rate floor where disclosed.

(5)      Cost reflects accretion of original issue discount or market discount.

(6)      Cost reflects repayment of principal.

(7)      Non-income producing at the relevant period end.

(8)      Aggregate gross unrealized appreciation for federal income tax purposes is $11,843,742; aggregate gross unrealized depreciation for federal income tax purposes is $69,559,109. Net unrealized depreciation is $57,715,367 based upon a tax cost basis of $502,704,197.

(9)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10)    The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11)    Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, the Company held qualifying assets that represented 68% of its total assets.

(continued on next page)

See Accompanying Notes.

14

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

(12)    Investment not domiciled in the United States.

(13)    Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(14)    Aggregate investments represent greater than 5% of net assets.

(15)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(17)    The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(18)    Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(19)    Represents cash equivalents held in money market accounts as of December 31, 2018.

(20)    The fair value of the investment was determined using significant unobservable inputs. Refer to “Note 4. Fair Value.”

(21)    All or a portion of this investment represents collateral under the Credit Facility.

(22)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 60-day LIBOR.

(23)    This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

(24)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

(25)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

(26)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

See Accompanying Notes.

15

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
INVESTMENT INCOME
From non-affiliated investments:
Interest income – debt investments	$7,114,678	$6,461,737	$21,695,535	$18,134,829
Income from securitization vehicles and investments	6,131,870	7,217,804	19,628,276	20,121,432
Other income	162,796	1,468,611	887,662	2,555,797
Total investment income from non-affiliated investments	13,409,344	15,148,152	42,211,473	40,812,058

From affiliated investments:
Dividend income – PIK	673,706	—	7,009,592	—
Interest income – debt investments	—	70,300	—	271,916
Total investment income from affiliated investments	673,706	70,300	7,009,592	271,916
Total investment income	14,083,050	15,218,452	49,221,065	41,083,974

EXPENSES
Interest expense	2,522,451	2,258,403	7,478,451	4,635,177
Base management fees	1,729,152	1,834,856	5,223,813	5,257,061
Professional fees	349,564	366,399	1,071,633	871,476
Compensation expense	195,034	210,262	622,937	686,484
General and administrative	349,662	365,902	1,232,254	1,200,097
Total expenses before incentive fees	5,145,863	5,035,822	15,629,088	12,650,295
Net investment income incentive fees	—	1,570,126	3,511,493	3,410,068
Total expenses	5,145,863	6,605,948	19,140,581	16,060,363
Net investment income	8,937,187	8,612,504	30,080,484	25,023,611
Net change in unrealized appreciation/(depreciation) on investments:
Non-Affiliated investments	(34,478,523)	(2,693,363)	(42,201,632)	(1,819,221)
Affiliated investments	(7,131,376)	423,621	(14,009,646)	2,287,150
Total net change in unrealized appreciation/(depreciation) on investments	(41,609,899)	(2,269,742)	(56,211,278)	467,929
Net realized gains/(losses):
Non-Affiliated/non-control investments	(432,246)	178,914	(1,709,816)	(577,890)
Affiliated investments	—	5,241	—	5,241
Extinguishment of debt	(5,506)	(14,608)	(56,592)	(14,608)
Total net realized (losses)/gains	(437,752)	169,547	(1,766,408)	(587,257)
Net (decrease)/increase in net assets resulting from operations	$(33,110,464)	$6,512,309	$(27,897,202)	$24,904,283
Net increase in net assets resulting from net investment income per common share (Basic and Diluted)	$0.19	$0.18	$0.63	$0.50
Net (decrease)/increase in net assets resulting from operations per common share (Basic and Diluted)	$(0.69)	$0.13	$(0.59)	$0.50
Weighted average shares of common stock outstanding:
Basic and Diluted	47,740,799	49,195,368	47,681,235	50,153,321
Distributions per share	$0.201	$0.200	$0.602	$0.600

See Accompanying Notes.

16

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
(Decrease)/increase in net assets from operations:
Net investment income	$8,937,187	$8,612,504	$30,080,484	$25,023,611
Net change in unrealized appreciation/(depreciation) on investments	(41,609,899)	(2,269,742)	(56,211,278)	467,929
Net realized gains/(losses)	(437,752)	169,547	(1,766,408)	(587,257)
Net (decrease)/increase in net assets resulting from operations	(33,110,464)	6,512,309	(27,897,202)	24,904,283
Distributions to stockholders:
Distributions from net investment income	(8,092,973)	(6,123,308)	(24,334,803)	(18,658,403)
Tax return of capital distributions	(1,503,511)	(3,705,945)	(4,369,716)	(11,292,430)
Total distributions to stockholders	(9,596,484)	(9,829,253)	(28,704,519)	(29,950,833)
Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $74,064, $0, $74,064, and $0, respectively)	689,445	—	689,445	—
Reinvestment of distributions	147,827	—	147,827	—
Repurchase of common stock	—	(1,823,365)	—	(15,104,677)
Net increase/(decrease) in net assets from capital share transactions	837,272	(1,823,365)	837,272	(15,104,677)
Total decrease in net assets	(41,869,676)	(5,140,309)	(55,764,449)	(20,151,227)
Net assets at beginning of period	300,829,474	373,407,724	314,724,247	388,418,642
Net assets at end of period	$258,959,798	$368,267,415	$258,959,798	$368,267,415
Capital share activity:
Shares issued	115,887	—	115,887	—
Shares issued from reinvestment of distributions	23,225	—	23,225	—
Shares repurchased	—	(261,343)	—	(2,333,143)
Net increase/(decrease) in capital share activity	139,112	(261,343)	139,112	(2,333,143)

See Accompanying Notes.

17

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease)/increase in net assets resulting from operations	$(27,897,202)	$24,904,283
Accretion of discounts on investments	(595,386)	(488,734)
Amortization of deferred debt issuance costs and loss on extinguishment of debt	475,517	271,996
Non-cash interest and dividend income due to PIK	(7,219,430)	(230,689)
Purchases of investments	(50,821,290)	(205,311,330)
Repayments of principal	24,195,650	92,682,109
Proceeds from the sale of investments	15,919,269	15,374,205
Net realized losses on investments	1,709,816	572,649
Reductions to CLO equity cost value	7,213,832	10,891,646
Net change in unrealized depreciation on investments	56,211,278	(467,929)
(Increase) decrease in interest and distributions receivable	(607,360)	378,512
(Increase) decrease in other assets	(240,682)	75,846
Increase in accrued interest payable	177,745	353,117
(Decrease) increase in base management fee and net investment income incentive fee payable	(1,498,304)	698,883
(Decrease) increase in accrued expenses	(72,650)	(81,091)
Net cash provided by (used in) operating activities	16,950,803	(60,376,527)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of 6.25% Unsecured Notes	44,790,750	—
Deferred debt issuance costs paid	(1,648,887)	(197,779)
Partial repayment of credit facility	(37,832,943)	(7,489,875)
Distributions paid (net of stock issued under distribution reinvestment plan of $147,827 and $0, respectively)	(28,556,692)	(29,950,833)
Issuance of common stock	763,508	—
Underwriting fees and offering costs for the issuance of common stock	(74,064)	—
Repurchase of common stock	—	(15,104,677)
Proceeds from issuance of credit facility	—	95,193,113
Net cash (used in)/provided by financing activities	(22,558,328)	42,449,949
Net decrease in cash, cash equivalents and restricted cash	(5,607,525)	(17,926,578)
Cash equivalents and restricted cash, beginning of period	17,080,864	30,013,842
Cash equivalents and restricted cash, end of period	$11,473,339	$12,087,264

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$6,881,781	$4,010,065

NON-CASH ACTIVITIES
Value of shares issued in connection with the distribution reinvestment plan	$147,827	$—

See Accompanying Notes.

18

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim consolidated financial statements of Oxford Square Capital Corp. (“OXSQ” and, together with its subsidiary, the “Company”), are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair statement of the results for the interim period included herein. The current period’s consolidated results of operations are not necessarily indicative of results that may be achieved for the year. The interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

OXSQ was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003, and is a non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities.

The Company’s investment activities are managed by Oxford Square Management, LLC (“Oxford Square Management”). Oxford Square Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Oxford Square Management is owned by Oxford Funds, LLC (“Oxford Funds”), its managing member and a related party, Charles M. Royce, a member of the Company’s Board of Directors (the “Board”) who holds a minority, non-controlling interest in Oxford Square Management. Under the investment advisory agreement with Oxford Square Management (the “Investment Advisory Agreement”), the Company has agreed to pay Oxford Square Management an annual base management fee based on its gross assets as well as an incentive fee based on its performance. For further details please refer to “Note 7. Related Party Transactions.”

The Company’s consolidated operations include the activities of its wholly-owned subsidiary, Oxford Square Funding 2018, LLC (“OXSQ Funding”) for the periods during which it was held. OXSQ Funding, a special purpose vehicle, was formed for the purpose of entering into a credit facility (the “Credit Facility”) with Citibank, N.A. Refer to “Note 6. Borrowings” for additional information on the Company’s borrowings.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, OXSQ Funding. All inter-company accounts and transactions have been eliminated upon consolidation.

The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.
19

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

USE OF ESTIMATES

The consolidated financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates, and these differences could be material.

CONSOLIDATION

As provided under Regulation S-X and ASC Topic 946-810, Consolidation, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. The Company consolidates OXSQ Funding in its financial statements in accordance with ASC 946-810.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s consolidated schedule of investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

Restricted cash represents the cash held by the trustee of OXSQ Funding. The amount is held by the trustee for payment of interest expense and operating expenses of the entity, principal repayments on borrowings, or new investments, based upon the terms of the respective indenture, and are not available for general corporate purposes. There was approximately $2.5 million and $3.2 million of restricted cash as of September 30, 2019 and December 31, 2018, respectively.

INVESTMENT VALUATION

The Company measures its investment portfolio at fair value in accordance with the provisions of ASC 820, Fair Value Measurement. Estimates made in the preparation of the Company’s consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Company makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXSQ’s investments are based upon “Level 3” inputs as of September 30, 2019.

20

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Board determines the value of its investment portfolio each quarter. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. The Company may engage third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although the Board ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the consolidated statements of operations as net change in unrealized appreciation/depreciation on investments.

Syndicated Loans

In accordance with ASC 820-10, the Company’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which the Company obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC 820-10. During such periods of illiquidity, when the Company believes that the non-binding indicative bids received from agent banks for certain syndicated loan investments that we own may not be determinative of their fair value, or when no market indicative quote is available, the Company may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that OXSQ owns. In addition, Oxford Square Management analyzes each syndicated loan by reviewing the portfolio company’s financial statements, covenant compliance and recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any. All information is presented to the Board for its determination of fair value of these investments.

Collateralized Loan Obligations — Debt and Equity

The Company holds a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Company also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Company considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Square Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

21

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by the Board, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of OXSQ’s bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the current quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by Oxford Square Management. Oxford Square Management also retains the authority to seek, on the Company’s behalf, additional third-party valuations with respect to the Company’s bilateral portfolio securities, syndicated loan investments, and CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

INVESTMENT INCOME

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Company’s judgment, is likely to remain current. As of September 30, 2019, the Company had one debt investment on non-accrual status. As of December 31, 2018, the Company had no debt investments on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Company’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Company has debt and preferred equity investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest and preferred equity dividends are computed at the contractual rate and are accrued into income and recorded as interest and dividend income, respectively. The PIK amounts are added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with their related investments. At the point the Company believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

22

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income from Securitization Vehicles and Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Company monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the consolidated statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

Other Income

Other income includes prepayment, amendment, and other fees earned by the Company’s loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Company may also earn success fees associated with its investments in certain securitization vehicles or CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. These costs are amortized using the straight-line method over the terms of the respective credit facilities and debt securities. The amortized expenses are included in interest expense in the Company’s consolidated financial statements. The unamortized deferred debt issuance costs are included on the Company’s statement of assets and liabilities as a direct deduction from the related debt liability. Upon early termination or partial principal pay down of debt, or a credit facility, the unamortized costs related to such debt are accelerated into realized losses on extinguishment of debt on the Company’s consolidated statement of operations.

EQUITY OFFERING COSTS

Equity offering costs consist of fees and expenses incurred in connection with the registration and public offer and sale of the Company’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active.

SHARE REPURCHASES

From time to time, the Board may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. Distributions received on CLO equity investments which were optionally redeemed are first applied to the remaining cost basis until it is reduced to zero, after which distributions are

23

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

recorded as realized gains. An optional redemption feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds of either the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt.

U.S. FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income annually, meet diversification requirements quarterly and file Form 1120-RIC, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Through September 30, 2019, management has analyzed the Company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Company’s 2019 tax returns. The Company identifies its major tax jurisdictions as U.S Federal and Connecticut State; however, the Company is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. For tax purposes, the cost basis of the portfolio investments at September 30, 2019, and December 31, 2018, was approximately $508.0 million and $502.7 million, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Company’s consolidated financial statements and disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

24

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE

The Company’s assets measured at fair value by investment type on a recurring basis as of September 30, 2019 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$260.1	$260.1
CLO Debt	—	—	0.9	0.9
CLO Equity	—	—	129.9	129.9
Equity and Other Investments	—	—	7.5	7.5
Total Investments at fair value	—	—	398.4	398.4
Cash equivalents	8.9	—	—	8.9
Total assets at fair value	$8.9	$—	$398.4	$407.3

The Company’s assets measured at fair value by investment type on a recurring basis at December 31, 2018 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$282.7	$282.7
CLO Debt	—	—	0.9	0.9
CLO Equity	—	—	146.8	146.8
Equity and Other Investments	—	—	14.5	14.5
Total Investments at fair value(1)	—	—	445.0	445.0
Cash equivalents	13.9	—	—	13.9
Total assets at fair value	$13.9	$—	$445.0	$458.9

____________

(1)      Totals may not sum due to rounding.

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2019 and December 31, 2018, respectively. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or Oxford Square Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The tables, therefore, are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

25

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of September 30, 2019	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase in Input(2)
Senior Secured Notes	$247.6	Market quotes	NBIB(3)	24% – 99.9%/89.9%	N/A
	12.5	Recent transactions	Actual trade/payoff(4)	95.5% – 98.8%/97.0%	N/A
CLO debt	0.9	Market quotes	NBIB(3)	86.6%/ncm(5)	N/A
CLO equity	84.9	Market quotes	NBIB(3)	2.5% – 76.0%/44.6%	N/A
	43.1	Yield Analysis	Discount Margin	11.9% – 14.5%/13.9%	Decrease
	1.9	Discounted cash flow(6)	Discount rate(7)	9.1% – 16.9%/11.5%	Decrease
Equity/Other Investments	7.5	Enterprise value(8)	EBITDA(9) Market multiples(9)	$33.3 million/ncm(5) 5.6x – 6.6x/ncm(5)	Increase Increase

Total Fair Value for Level 3 Investments	$398.4

____________

(1)      Weighted averages are calculated based on fair value of investments.

(2)      The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

(3)      The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”), on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(4)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(5)      The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(6)      The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(7)      Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(8)      For the equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(9)      EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

26

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2018	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase in Input(2)
Senior Secured Notes	$270.9	Market quotes	NBIB(3)	80.0% – 99.9%/96.3%	NA
	11.8	Recent transactions	Actual trade/payoff(4)	80.0%/ncm(6)	NA
CLO Debt	0.9	Market quotes	NBIB(3)	91.6%/ncm(6)	NA
CLO Equity	106.1	Market quotes	NBIB(3)	12.0% – 97.0%/59.9%	NA
	36.2	Yield Analysis	Discount margin	3.9% – 15.7%/10.2%	Decrease
	3.6	Recent transactions	Actual trade/payoff(4)	72.0%/ncm(6)	NA
	0.8	Discounted cash flow(7)	Discount rate(8)	8.0% – 14.4%/14.0%	Decrease
	0.1	Liquidation net asset value(5)	NBIB(3)	3.0%/ncm(6)	NA
Equity and Other Investments	14.5	Enterprise value(9)	EBITDA(10)/ Market multiple(10)	$36.1 million/ncm(6) 6.8x – 7.8x/ncm(6)	Increase Increase
Total Fair Value for Level 3 Investments(11)	$445.0

____________

(1)      Weighted averages are calculated based on fair value of investments.

(2)      The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

(3)      The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices, on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(4)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(5)      The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation net asset value basis which represents the estimated expected residual value of the CLO as of the end of the period.

(6)      The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation.

(7)      The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. The Company will also consider those investments in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(8)      Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

27

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

(9)      For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances, where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(10)    EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(11)    Total may not sum due to rounding.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2019, and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
6.50% Unsecured Notes(2)	$62.9	$66.0	$—	$66.0	$—
Credit Facility(3)	47.8	47.8	—	—	47.8
6.25% Unsecured Notes(2)	43.3	45.5	—	45.5	—
Total	$154.0	$159.3	$—	$111.5	$47.8

____________

(1)      Carrying value is net of unamortized deferred debt issuance costs. Unamortized deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. Unamortized deferred debt issuance costs associated with the Credit Facility totaled approximately $39,000 as of September 30, 2019. Unamortized deferred debt issuance costs associated with the 6.25% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019.

(2)      For the 6.50% Unsecured Notes and 6.25% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes and 6.25% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol “OXSQL” and “OXSQZ”, respectively).

(3)      Fair value represents the par amount of the Credit Facility.

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2018, and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
Credit Facility(2)	$85.5	$85.7	$—	$—	$85.7
6.50% Unsecured Notes(3)	62.7	64.4	—	64.4	—
Total	$148.2	$150.1	$—	$64.4	$85.7

____________

(1)      Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the Credit Facility totaled approximately $0.2 million as of December 31, 2018. Deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.7 million as of December 31, 2018.

(2)      Fair value represents the par amount of the Facility.

(3)      For the 6.50% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol “OXSQL”).

28

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the three months ended September 30, 2019 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	CLO Debt	CLO Equity	Equity/ Other Investments	Total(2)
Balance at June 30, 2019(2)	$272.4	$0.9	$160.5	$13.9	$447.8
Realized losses included in earnings	—	—	—	(0.4)	(0.4)
Unrealized appreciation/depreciation included in earnings	(7.5)	—	(27.4)	(6.6)	(41.6)
Accretion of discount	0.2	—	—	—	0.2
Purchases	—	—	—	—	—
Repayments and Sales	(5.1)	—	—	—	(5.1)
Reductions to CLO Equity Cost Value(1)	—	—	(3.2)	—	(3.2)
Payment in Kind income	0.1	—	—	0.7	0.8
Transfers in and/or (out) of level 3	—	—	—	—	—
Balance at September 30, 2019(2)	$260.1	$0.9	$129.9	$7.5	$398.4
Net change in unrealized (losses) gains on Level 3 investments still held as of September 30, 2019(2)	$(7.5)	$—	$(27.4)	$(7.1)	$(42.0)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $9.3 million and the effective yield interest income of approximately $6.1 million.

(2)      Totals may not sum due to rounding.

A reconciliation of the fair value of investments for the nine months ended September 30, 2019 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	CLO Debt	CLO Equity	Equity/ Other Investments	Total(2)
Balance at December 31, 2018(2)	$282.7	$0.9	$146.8	$14.5	$445.0
Realized losses included in earnings	—	—	(1.3)	(0.5)	(1.7)
Unrealized appreciation/depreciation included in earnings	(13.9)	(0.1)	(28.7)	(13.5)	(56.2)
Accretion of discount	0.6	—	—	—	0.6
Purchases	25.0	—	25.8	—	50.8
Repayments and Sales	(34.5)	—	(5.6)	—	(40.1)
Reductions to CLO Equity Cost Value(1)	—	—	(7.2)	—	(7.2)
Payment in Kind income	0.3	—	—	7.0	7.3
Transfers in and/or (out) of level 3	—	—	—	—	—
Balance at September 30, 2019(2)	$260.1	$0.9	$129.9	$7.5	$398.4
Net change in unrealized (losses) gains on Level 3 investments still held as of September 30, 2019(2)	$(14.3)	$(0.1)	$(30.2)	$(14.0)	$(58.6)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $26.8 million and the effective yield interest income of approximately $19.6 million.

(2)      Totals may not sum due to rounding.

29

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended December 31, 2018 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity and Other Investments	Total
Balance at December 31, 2017	$242.2	$0.8	$4.7	$156.0	$14.7	$418.4
Realized gains (losses) included in earnings	1.3	—	0.7	(5.5)	0.1	(3.4)
Unrealized depreciation included in earnings	(9.6)	—	(0.2)	(27.3)	(2.2)	(39.3)
Accretion of discount	0.6	—	—	—	—	0.6
Purchases	187.5	—	0.9	54.2	2.0	244.6
Repayments and Sales	(139.6)	(0.8)	(5.3)	(11.7)	—	(157.4)
Reductions to CLO equity cost value(1)	—	—	—	(18.8)	—	(18.8)
Capitalized PIK income	0.3	—	—	—	—	0.3
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance at December 31, 2018(2)	$282.7	$—	$0.9	$146.8	$14.5	$445.0
Net change in unrealized (losses) gains on Level 3 investments still held as of December 31, 2018(2)	$(9.5)	$—	$—	$(36.6)	$(2.3)	$(48.4)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million.

(2)      Totals may not sum due to rounding.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of September 30, 2019 and December 31, 2018:

	September 30, 2019		December 31, 2018
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$260.1	65.3%	$282.7	63.5%
CLO Debt	0.9	0.2%	0.9	0.2%
CLO Equity	129.9	32.6%	146.8	33.0%
Equity and Other Investments	7.5	1.9%	14.5	3.3%
Total(1)	$398.4	100.0%	$445.0	100.0%

____________

(1)      Totals may not sum due to rounding.

30

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 5. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

As of September 30, 2019 and December 31, 2018, respectively, cash, cash equivalents and restricted cash were as follows:

($ in millions)	September 30, 2019	December 31, 2018
Cash	$—	$—
Cash Equivalents	8.9	13.9
Total Cash and Cash Equivalents	$8.9	$13.9
Restricted Cash	$2.5	$3.2

For further details regarding the composition of cash, cash equivalents and restricted cash refer to “Note 3. Summary of Significant Accounting Policies.”

NOTE 6. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150%, immediately after such borrowing. As of September 30, 2019 and December 31, 2018, the Company’s asset coverage for borrowed amounts was 263.0% and 308.5%, respectively.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities was changed from 200% to 150%, effective as of April 6, 2019.

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of September 30, 2019 and December 31, 2018. The fair value of the 6.50% Unsecured Notes and 6.25% Unsecured Notes are based upon the closing price on the last day of the period and are listed on the NASDAQ Global Select Market (trading symbol OXSQL and OXSQZ, respectively). The Credit Facility fair value represents the par amount of the debt obligation as of September 30, 2019 and December 31, 2018, respectively.

	As of
	September 30, 2019			December 31, 2018
($ in millions)	Principal Amount	Carrying Value(1)	Fair Value	Principal Amount	Carrying Value(1)	Fair Value
6.50% Unsecured Notes	$64.4	$62.9	$66.0	$64.4	$62.7	$64.4
Credit Facility	47.8	47.8	47.8	85.7	85.5	85.7
6.25% Unsecured Notes	44.8	43.3	45.5	—	—	—
Total	$157.0	$154.0	$159.3	$150.1	$148.2	$150.1

____________

(1)      The Carrying Value represents the aggregate principal amount outstanding less the unamortized deferred issuance costs. Unamortized deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. Unamortized deferred debt issuance costs associated with the Credit Facility totaled approximately $39,000 as of September 30, 2019. Unamortized deferred debt issuance costs associated with the 6.25% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. As of December 31, 2018, the total unamortized deferred issuance costs for Credit Facility and 6.50% Unsecured Notes was approximately $0.2 million and $1.7 million, respectively.

31

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 6. BORROWINGS (cont.)

The weighted average stated interest rate and weighted average maturity on the Company’s borrowings as of September 30, 2019 were 5.78% and 3.9 years, respectively, and as of December 31, 2018 were 5.64% and 3.1 years, respectively.

The tables below summarize the components of interest expense for the three and nine months ended September 30, 2019 and September 30, 2018, respectively:

	Three Months Ended September 30, 2019			Nine Months Ended September 30, 2019
($ in thousands)	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total
6.50% Unsecured Notes	$1,046.0	$81.9	$1,127.9	$3,138.0	$242.9	$3,380.9
Credit Facility	622.5	13.5	636.0	2,537.3	61.3	2,598.6
6.25% Unsecured Notes	699.9	58.7	758.6	1,384.2	114.8	1,499.0
Total	$2,368.4	$154.1	$2,522.5	$7,059.5	$419.0	$7,478.5
	Three Months Ended September 30, 2018			Nine Months Ended September 30, 2018
($ in thousands)	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total
6.50% Unsecured Notes	$1,046.1	$81.8	$1,127.9	$3,138.1	$242.9	$3,381.0
Credit Facility	1,104.0	26.5	1,130.5	1,225.1	29.1	1,254.2
Total	$2,150.1	$108.3	$2,258.4	$4,363.2	$272.0	$4,635.2

6.25% Unsecured Notes Due 2026

On April 3, 2019, the Company completed an underwritten public offering of approximately $44.8 million in aggregate principal amount of 6.25% Unsecured Notes. The 6.25% Unsecured Notes will mature on April 30, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2022. The 6.25% Unsecured Notes bear interest at a rate of 6.25% per year payable quarterly on January 31, April 30, July 31, and October 31, of each year, commencing July 31, 2019.

The aggregate accrued interest payable on the 6.25% Unsecured Notes as of September 30, 2019 was approximately $0.5 million. As of September 30, 2019, the Company had unamortized deferred debt issuance costs of approximately $1.5 million relating to the 6.25% Unsecured Notes. The deferred debt issuance costs are being amortized over the term of the 6.25% Unsecured Notes and are included in interest expense in the consolidated statements of operations. The effective annualized interest rate for the three and nine months ended September 30, 2019 was 6.72% and 6.75%, respectively.

Credit Facility

On June 21, 2018, OXSQ Funding entered into the Credit Facility with Citibank, N.A. Subject to certain exceptions, pricing under the Credit Facility is based on the London Interbank Offered Rate for an interest period equal to three months plus a spread of 2.25% per annum payable quarterly on March 21, June 21, September 21 and December 21. Pursuant to the terms of the credit agreement governing the Credit Facility, OXSQ Funding has borrowed approximately $95.2 million. The Credit Facility has a mandatory amortization schedule such that 15.0% of the principal amount outstanding as of June 21, 2018 was paid on June 21, 2019. On each payment date occurring thereafter, an additional 6.25% of the remaining principal amount outstanding will be due and payable. On June 21, 2020, all remaining principal and accrued and unpaid interest will be due and payable.

The Credit Facility is collateralized by a pool of loans initially consisting of loans sold by OXSQ to OXSQ Funding. OXSQ may sell and contribute additional loans to OXSQ Funding from time to time. OXSQ will act as the collateral manager of the loans owned by OXSQ Funding and has retained a residual interest through its ownership of OXSQ Funding.

32

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 6. BORROWINGS (cont.)

As of September 30, 2019, there were 15 investments in portfolio companies with a total fair value of approximately $185.2 million, collateralizing the Credit Facility. The pool of loans in OXSQ Funding must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. The Company made partial principal repayments under the Credit Facility on September 21, 2019 of approximately $5.0 million. The Company recognized a loss on debt extinguishment of approximately $6,000 in the consolidated statements of operations for the three months ended September 30, 2019. This loss consisted of unamortized deferred debt issuance costs.

The Company made partial principal repayments under the Credit Facility on January 30, 2019 and March 21, 2019 of approximately $7.3 million and $1.0 million, respectively. The Company recognized losses on debt extinguishment of approximately $14,000 in the consolidated statements of operations for the three months ended March 31, 2019. These losses consisted of unamortized deferred debt issuance costs. The Company made partial principal repayments under the Credit Facility on June 21, 2019 and June 26, 2019 of approximately $23.5 million and $1.1 million, respectively. The Company recognized losses on debt extinguishment of approximately $37,000 in the consolidated statements of operations for the three months ended June 30, 2019. These losses consisted of unamortized deferred debt issuance costs.

The aggregate accrued interest payable on the Credit Facility as of September 30, 2019, was approximately $0.2 million. Deferred debt issuance costs consisted of fees and expenses incurred in connection with the Credit Facility. As of September 30, 2019, the unamortized deferred debt issuance costs relating to the Credit Facility was approximately $39,000. This amount is being amortized and included in interest expense in the consolidated statements of operations over the term of the Credit Facility. The effective annualized interest rate for the three and nine months ended September 30, 2019, was 4.71% and 4.91%, respectively. The effective annualized interest rate for the three and nine months ended September 30, 2018, was 4.69% and 4.69%, respectively.

6.50% Unsecured Notes Due 2024

On April 12, 2017, the Company completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year, commencing June 30, 2017.

The aggregate accrued interest payable on the 6.50% Unsecured Notes as of September 30, 2019, was approximately $11,600. As of September 30, 2019, the Company had unamortized deferred debt issuance costs of approximately $1.5 million relating to the 6.50% Unsecured Notes. The deferred debt issuance costs are being amortized over the term of the 6.50% Unsecured Notes and are included in interest expense in the statements of operations. The effective annualized interest rate for the three and nine months ended September 30, 2019, was 6.95% and 7.02%, respectively. The effective annualized interest rate for the three and nine months ended September 30, 2018, was 6.95% and 7.02%, respectively.

NOTE 7. RELATED PARTY TRANSACTIONS

The Company pays Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee (the “Base Fee”) based on its gross assets, as described below, and an incentive fee based on its performance. The cost of both the Base Fee and any incentive fees earned by Oxford Square Management are ultimately borne by the Company’s common stockholders.

33

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

Base Management Fee

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by the Company in connection with any share or debt issuances until such proceeds have been invested in accordance with the Company’s investment objective). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets has decreased during the quarter. The Base Fee for any partial quarter will be appropriately prorated.

The following table represents the Base Fee for the three and nine months ended September 30, 2019 and September 30, 2018, respectively:

($ in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Base Fee	$1.7	$1.8	$5.2	$5.3

The Base Fee payable to Oxford Square Management as of September 30, 2019 and December 31, 2018, was approximately $1.7 million and $2.1 million, respectively.

Incentive Fee

The incentive fee has two parts: the “Net Investment Income Incentive Fee” and the “Capital Gains Incentive Fee”. The Net Investment Income Incentive Fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for the current calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under a separate agreement with Oxford Funds (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Oxford Square Management is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that it never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

Effective April 1, 2016, a Preferred Return Amount is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The Net Investment Income Incentive Fee is then calculated as follows: (a) no Net Investment Income Incentive Fee is payable to Oxford Square Management in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return Amount; (b) 100% of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds the Preferred Return Amount but is less than or equal to a “Catch-Up Amount” determined on a quarterly

34

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

basis by multiplying 2.1875% by the Company’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Net Investment Income Incentive Fee will be 20% of the amount of the Pre-Incentive Fee Net Investment Income for such quarter. There is no accumulation of amounts from quarter to quarter for the Preferred Return Amount, and accordingly there is no claw back of amounts previously paid to Oxford Square Management if the Pre-Incentive Fee Net Investment Income for subsequent quarters is below the quarterly Preferred Return Amount, and there is no delay of payment of incentive fees to Oxford Square Management if the Pre-Incentive Fee Net Investment Income for prior quarters is below the quarterly Preferred Return Amount for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s Net Investment Income Incentive Fee is subject to a “Total Return Requirement”, which provides that a net investment income incentive fee will not be payable to Oxford Square Management, except to the extent 20% of the cumulative net increase in net assets resulting from operations (which is the amount, if positive, of the sum of the Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation on investments) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative Net Investment Income Incentive Fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

From January 1, 2005 through March 31, 2016, the Pre-Incentive Fee Net Investment Income, which was expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%. The annual hurdle used to calculate the Pre-Incentive Fee Net Investment Income for the quarters ended September 30, 2019 and September 30, 2018, were 7.51% and 7.20%, respectively.

The following table represents the Net Investment Income Incentive Fees for each of the three and nine months ended September 30, 2019 and 2018, respectively:

($ in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net Investment Income Incentive Fee	$—	$1.6	$3.5	$3.4

There was no Net Investment Income Incentive Fee payable as of September 30, 2019 due to the Total Return Requirement described above. The Net Investment Income Incentive Fee payable to Oxford Square Management as of December 31, 2018 was approximately $1.2 million.

The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consists of its realized gains on investments for each calendar year, computed net of all realized losses on investments and unrealized capital depreciation on investments for that calendar year. However, for accounting purposes only, in order to reflect the theoretical Capital Gains Incentive Fee that would be payable for a given period as if all unrealized gains on investments were realized, the Company will accrue a Capital Gains Incentive Fee based upon net realized gains/losses on investments and unrealized depreciation on investments for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued for accounting purposes would not

35

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of Capital Gains Incentive Fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

The amount of Capital Gains Incentive Fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses on investments) would only become payable to Oxford Square Management in the event of a complete liquidation of the Company’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, the Capital Gains Incentive Fee expense fluctuates with the Company’s overall investment results.

There were no Capital Gains Incentive Fees incurred during the three and nine months ended September 30, 2019 and 2018. There were no accrued Capital Gains Incentive Fees payable to Oxford Square Management as of September 30, 2019, and December 31, 2018.

Administration Agreement

The Company has also entered into the Administration Agreement with Oxford Funds under which Oxford Funds provides administrative services to the Company. The Company pays Oxford Funds an allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the Chief Financial Officer, Treasurer, Controller, accounting staff and other administrative support personnel, which creates potential conflicts of interest that the Board must monitor. The Company also reimburses Oxford Funds for the costs associated with the functions performed by the Company’s Chief Compliance Officer that Oxford Funds pays on the Company’s behalf pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

Oxford Square Management is controlled by Oxford Funds, its managing member. Charles M. Royce, a member of the Board, holds a minority, non-controlling interest in Oxford Square Management. Oxford Funds manages the business and internal affairs of Oxford Square Management. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of Oxford Funds. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President of Oxford Square Management and a member of Oxford Funds.

For the three months ended September 30, 2019 and 2018, the Company incurred approximately $195,000 and $210,000 respectively, in compensation expenses for the services of employees allocated to the administrative activities of the Company, pursuant to the Administration Agreement with Oxford Funds. For the nine months ended September 30, 2019 and 2018 the Company incurred approximately $623,000 and $686,000, respectively in compensation expenses. Further, the Company incurred approximately $16,000 and $19,000 for facility costs allocated under the Administration Agreement for the three months ended September 30, 2019 and 2018, respectively. For the nine months ended September 30, 2019 and 2018, the Company incurred approximately $47,000 and $45,000 for facility costs allocated under the Administration Agreement, respectively. As of September 30, 2019 and December 31, 2018, there were no amounts payable under the Administration Agreement.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting the Company and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Company and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is the Company’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Company’s investment adviser, to co-invest in negotiated investment opportunities where doing so would

36

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

otherwise be prohibited under the 1940 Act, providing the Company’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Company is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s then-current investment objective and strategies.

NOTE 8. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from investment income and operations per share for the three and nine months ended September 30, 2019 and 2018, respectively:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net investment income	$8,937,187	$8,612,504	$30,080,484	$25,023,611
Weighted average common shares outstanding	47,740,799	49,195,368	47,681,235	50,153,321
Net increase in net assets resulting from net investment income per common share	$0.19	$0.18	$0.63	$0.50
Net (decrease)/increase in net assets resulting from operations	$(33,110,464)	$6,512,309	$(27,897,202)	$24,904,283
Net (decrease)/increase in net assets resulting from operations per common share	$(0.69)	$0.13	$(0.59)	$0.50

NOTE 9. DISTRIBUTIONS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify to be taxed as a RIC, the Company is required, among other requirements, to distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a distribution each quarter is determined by the Board and is based upon the annual taxable income estimated by the management of the Company. Income calculated in accordance with U.S. federal income tax regulations differs substantially from GAAP income. To the extent that the Company’s cumulative undistributed taxable earnings fall below the amount of distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

The Company intends to comply with the applicable provisions of the Code pertaining to RICs to make distributions of taxable income sufficient to relieve it of substantially all federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on such income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

The Company has adopted an “opt out” distribution reinvestment plan for its common stockholders. As a result, if the Company makes a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of the Company’s common stock, unless they specifically “opt out” of the distribution reinvestment

37

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 9. DISTRIBUTIONS (cont.)

plan so as to receive cash distributions. During the three months ended September 30, 2019 and 2018, as part of the Company’s distribution reinvestment plan for its common stockholders, the Company’s distribution reinvestment plan administrator purchased 25,203 shares and 21,728 shares, respectively, of common stock for approximately $0.2 million and $0.2 million, respectively, in the open market to satisfy the reinvestment portion of the Company’s distributions. During the three months ended September 30, 2019, the Company issued 23,225 shares of common stock to stockholders in connection with the distribution reinvestment plan. On each of July 31, August 31 and September 30, 2019, the Company paid a distribution of approximately $3.2 million, or $0.067 per share.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The tax character of distributions for the three months ended September 30, 2019, represented, on an estimated basis, $0.17 per share from ordinary income and $0.03 per share as a tax return of capital. For the three months ended September 30, 2019, the amounts and sources of distributions reported are only estimates (based on an average of the reported tax character historically) and are not being provided for U.S. tax reporting purposes. Because the Company believes the historical tax characteristics of distributions is the most useful information which is readily available, the Company has used the average of all years from inception of the Company in providing the estimates herein. However, the timing and character of distributions for federal income tax purposes (which are determined in accordance with the U.S. federal tax rules which may differ from GAAP) may be materially different than the historical information the Company used in providing the estimates herein. The final determination of the source of all distributions in 2019 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.

NOTE 10. NET ASSET VALUE PER SHARE

The Company’s net asset value per share as of September 30, 2019, and December 31, 2018, was $5.42 and $6.60, respectively. In determining the Company’s net asset value per share, the Board determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

NOTE 11. SHARE ISSUANCE AND REPURCHASE PROGRAMS

On August 1, 2019, the Company entered into an Equity Distribution Agreement with Ladenburg Thalmann & Co. through which the Company may offer for sale, from time to time, up to $150.0 million of the Company’s common stock through an At-the-Market (“ATM”) offering. The Company sold a total of 115,887 shares of common stock pursuant to the ATM during the three months ended September 30, 2019. The total amount of capital raised under these issuances was approximately $0.8 million and net proceeds were approximately $0.7 million after deducting the sales agent’s commissions and offering expenses.

On February 5, 2018, the Board authorized a program for the purpose of repurchasing up to $25.0 million worth of the Company’s common stock. Under that repurchase program, the Company was authorized, but not obligated, to repurchase outstanding common stock in the open market from time to time through December 31,

38

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 11. SHARE ISSUANCE AND REPURCHASE PROGRAMS (cont.)

2018, provided that repurchases comply with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. During the nine months ended September 30, 2019, the Company did not have an active share repurchase program.

The following table summarizes the Company’s share repurchases under its stock repurchase program for the three and nine months ended September 30, 2018:

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
Shares repurchased	261,343	2,333,143
Dollar amount repurchased	$1,823,365	$15,104,677
Average price per share (including commission)	$6.98	$6.47
Weighted average discount to net asset value	6.9%	13.7%
Remaining cost of shares to be repurchased	$9,895,323	$9,895,323

NOTE 12. INVESTMENT INCOME

The following table sets forth the components of investment income for the three and nine months ended September 30, 2019 and 2018, respectively:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Interest income
Stated interest income	$6,812,244	$6,240,305	$20,698,677	$17,561,261
Original issue discount and market discount income	235,999	123,064	595,409	488,734
PIK income	61,466	91,265	209,838	230,689
Discount income derived from unscheduled remittances at par	4,969	77,403	191,611	126,061
Total interest income	$7,114,678	$6,532,037	$21,695,535	$18,406,745
Income from securitization vehicles	$6,131,870	$7,217,804	$19,628,276	$20,121,432
Dividend income – PIK	$673,706	$—	$7,009,592	$—
Other income
Fee letters	$99,444	$102,691	$300,574	$562,022
Loan prepayment and bond call fees	—	762,842	160,000	1,050,842
All other fees	63,352	603,078	427,088	942,933
Total other income	$162,796	$1,468,611	$887,662	$2,555,797
Total investment income	$14,083,050	$15,218,452	$49,221,065	$41,083,974

The 1940 Act requires that a BDC offer significant managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the three months ended September 30, 2019 and 2018, respectively, the Company received no fee income for managerial assistance.
39

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 13. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote. As of September 30, 2019, the Company did not have any commitments to purchase additional debt investments.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its consolidated results of operations and financial condition.

NOTE 14. FINANCIAL HIGHLIGHTS

Financial highlights for the three and nine months ended September 30, 2019 and 2018, respectively, are as follows:

Per Share Data	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net asset value as of beginning of period	$6.31	$7.56	$6.60	$7.55
Net investment income(1)	0.19	0.18	0.63	0.50
Net realized and unrealized losses(2)	(0.88)	(0.05)	(1.21)	(0.01)
Net (decrease)/increase in net asset value from operations	(0.69)	0.13	(0.58)	0.49
Distributions per share from net investment income	(0.17)	(0.12)	(0.51)	(0.37)
Tax return of capital distributions(3)	(0.03)	(0.08)	(0.09)	(0.23)
Total distributions	(0.20)	(0.20)	(0.60)	(0.60)
Effect of shares issued/repurchased, gross	—	—	—	0.05
Net asset value at end of period	$5.42	$7.49	$5.42	$7.49
Per share market value at beginning of period	$6.40	$6.90	$6.47	$5.74
Per share market value at end of period	$6.23	$7.12	$6.23	$7.12
Total return based on Market Value(4)	0.46%	6.09%	5.69%	35.52%
Total return based on Net Asset Value(5)	(10.92)%	1.76%	(8.76)%	7.20%
Shares outstanding at end of period	47,790,071	49,146,266	47,790,071	49,146,266

Ratios/Supplemental Data(8)
Net assets at end of period (000’s)	$258,960	$368,267	$258,960	$368,267
Average net assets (000’s)	279,978	370,269	301,766	379,045
Ratio of operating expenses to average net assets(6)	7.35%	7.14%	8.46%	5.65%
Ratio of net investment income to average net assets(6)	12.77%	9.30%	13.29%	8.80%
Portfolio turnover rate(7)	1.18%	7.78%	9.07%	24.77%

____________

(1)      Represents per share net investment income for the period, based upon average shares outstanding.

(2)      Net realized and unrealized losses include rounding adjustments to reconcile change in net asset value per share.

40

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 14. FINANCIAL HIGHLIGHTS (cont.)

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The ultimate tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.

(4)      Total return based on market value equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts. Total return is not annualized.

(5)      Total return based on net asset value equals the increase or decrease of ending net asset value over beginning net asset value, plus distributions, divided by the beginning net asset value. Total return is not annualized.

(6)      Annualized.

(7)      Portfolio turnover rate is calculated using the lesser of the year-to-date cash investment sales and debt repayments or year-to-date cash investment purchases over the average of the total investments at fair value. For the three months ended September 30, 2019 the portfolio turnover rate is calculated using the quarter-to-date cash investment sales and debt repayments over the average of the total investments at fair value since there were no cash investment purchases during the period.

(8)      The following table provides supplemental performance ratios (annualized) measured for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Ratio of operating expenses to average net assets:
Operating expenses before incentive fees	7.35%	5.44%	6.91%	4.45%
Net investment income incentive fees	—%	1.70%	1.55%	1.20%
Ratio of expenses, excluding interest expense	3.75%	4.70%	5.15%	4.02%

NOTE 15. RISKS AND UNCERTAINTIES

The U.S. capital markets have experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of such companies to repay the Company’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period.

Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses

41

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 15. RISKS AND UNCERTAINTIES (cont.)

to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant managerial assistance, if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a BDC, the Company is required to carry its investments at fair value as determined in good faith by or under the direction of its Board. Decreases in fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

The Company places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if those sectors experience a market downturn.

NOTE 16. SUBSEQUENT EVENTS

The Board has declared monthly distributions to stockholders for the subsequent periods as follows:

Per Share Distribution Amount Declared	Record Dates	Payable Dates	Date Declared
$ 0.067	October 21, 2019	October 31, 2019	July 25, 2019
$ 0.067	November 15, 2019	November 29, 2019	July 25, 2019
$ 0.067	December 18, 2019	December 31, 2019	July 25, 2019
$ 0.067	January 17, 2020	January 31, 2020	October 25, 2019
$ 0.067	February 14, 2020	February 28, 2020	October 25, 2019
$ 0.067	March 17, 2020	March 31, 2020	October 25, 2019

On October 18, 2019, the Company entered into a $10 million repurchase transaction facility (the “Repo Facility”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the Master Repurchase Agreement (“MRA”) and a transaction facility confirmation, the Company may sell securities to Nomura from time to time with a corresponding repurchase obligation at an agreed-upon price 30 to 60 days after the sale date (“Reverse Repo”). The Repo Facility has a funding cost of 1-month LIBOR plus 2.05% per annum for each Reverse Repo transaction and is subject to a facility fee of 0.85% per annum on the full $10 million facility amount. The Repo Facility expires on October 18, 2020, subject to optional termination or extension that is mutually agreed. The Company will account for these Reverse Repo transactions as secured financings for financial reporting purposes in accordance with GAAP.

The Company’s management evaluated subsequent events through the date of issuance of these consolidated financial statements and noted no other events that necessitate adjustments to or disclosure in the financial statements.

42

PART II — OTHER INFORMATION

ITEM 6. EXHIBITS.

The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC:

3.1	Articles of Incorporation (Incorporated by reference to Exhibit a. to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on September 23, 2003).
3.2	Articles of Amendment (Incorporated by reference to Exhibit 3.1 to the Registrant’s current report on Form 8-K filed December 3, 2007).
3.3	Third Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.3 to the Registrant’s report on Form 10-Q filed on November 7, 2016).
3.4	Articles of Amendment (Incorporated by reference to Exhibit 3.1 to the Registrant’s current report on Form 8-K filed March 20, 2018).
3.5	Articles of Amendment (Incorporated by reference to Exhibit 3.2 to the Registrant’s current report on Form 8-K filed March 20, 2018).
4.1	Form of Share Certificate (Incorporated by reference to Exhibit d. to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on September 23, 2003).
4.2	In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments respecting long-term debt of the Registrant have been omitted but will be furnished to the SEC upon request.
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.*
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.*
32.1	Certification of Chief Executive Officer pursuant to section 906 of The Sarbanes-Oxley Act of 2002.*
32.2	Certification of Chief Financial Officer pursuant to section 906 of The Sarbanes-Oxley Act of 2002.*

____________

*        Filed herewith

43

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD SQUARE CAPITAL CORP.
Date: November 1, 2019	By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer
(Principal Executive Officer)
Date: November 1, 2019	By:	/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer
(Principal Accounting Officer)

44

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Jonathan H. Cohen, Chief Executive Officer of Oxford Square Capital Corp., certify that:

1.      I have reviewed this quarterly report on Form 10-Q/A of Oxford Square Capital Corp.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)      designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)      designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)      evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)      disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)      any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 1st day of November, 2019

/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Bruce L. Rubin, Chief Financial Officer of Oxford Square Capital Corp., certify that:

1.      I have reviewed this quarterly report on Form 10-Q/A of Oxford Square Capital Corp.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)      designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)      designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)      evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)      disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)      any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 1st day of November, 2019

/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q/A for the period ended September 30, 2019 (the “Report”) of Oxford Square Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan H. Cohen, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jonathan H. Cohen
Name: Jonathan H. Cohen
Date: November 1, 2019

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q/A for the period ended September 30, 2019 (the “Report”) of Oxford Square Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Bruce L. Rubin, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bruce L. Rubin
Name: Bruce L. Rubin
Date: November 1, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________

FORM 10-Q

___________________________________

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2019

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 814-00638

_______________________

OXFORD SQUARE CAPITAL CORP.

(Exact name of registrant as specified in its charter)

_______________________

MARYLAND	20-0188736
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8 SOUND SHORE DRIVE, SUITE 255
GREENWICH, CONNECTICUT 06830

(Address of principal executive office)

(203) 983-5275

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
6.50% Notes due 2024	OXSQL	NASDAQ Global Select Market LLC
6.25% Notes due 2026	OXSQZ	NASDAQ Global Select Market LLC

_______________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller Reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date. The number of shares of the issuer’s common stock, $0.01 par value, outstanding as of October 29, 2019, was 47,790,071.

OXFORD SQUARE CAPITAL CORP.

i

PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2019	December 31, 2018
	(unaudited)
ASSETS
Non-affiliated/non-control investments (cost: $488,820,703 and $486,232,755, respectively)	$390,882,949	$430,496,633
Affiliated investments (cost: $16,135,609 and $9,126,017, respectively)	7,492,143	14,492,197
Cash equivalents	8,940,270	13,905,059
Restricted cash	2,533,069	3,175,805
Interest and distributions receivable	5,290,095	4,682,735
Other assets	633,466	392,784
Total assets	$415,771,992	$467,145,213
LIABILITIES
Notes payable – 6.50% Unsecured Notes, net of deferred issuance costs	$62,907,724	$62,664,863
Notes payable – Credit Facility, net of deferred issuance costs	47,807,531	85,522,569
Notes payable – 6.25% Unsecured Notes, net of deferred issuance costs	43,256,614	—
Base management fee and net investment income incentive fee payable to affiliate	1,729,152	3,227,456
Accrued interest payable	666,353	488,608
Accrued expenses	444,820	517,470
Total liabilities	156,812,194	152,420,966
COMMITMENTS AND CONTINGENCIES (Note 13)
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized; 47,790,071 and 47,650,959 shares issued and outstanding, respectively	477,900	476,509
Capital in excess of par value	457,806,441	456,970,560
Total distributable earnings / (accumulated losses)	(199,324,543)	(142,722,822)
Total net assets	258,959,798	314,724,247
Total liabilities and net assets	$415,771,992	$467,145,213
Net asset value per common share	$5.42	$6.60

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.12% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(15)(21)	$5,485,880	$5,439,368	$5,355,590
Total Aerospace and Defense		$5,439,368	$5,355,590	2.1%

Business Services
Access CIG, LLC
first lien senior secured notes, 6.07% (LIBOR + 3.75%), (0.00% floor) due February 27, 2025(4)(5)(6)(14)(16)(21)	$492,503	$492,503	$485,426
second lien senior secured notes, 10.07% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(16)(21)	16,754,000	16,849,076	16,670,230

Convergint Technologies, LLC
second lien senior secured notes, 8.86% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(15)(21)	1,500,000	1,493,047	1,440,000

Imagine! Print Solutions
second lien senior secured notes, 10.87% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(15)(21)	15,000,000	14,857,297	7,275,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due May 23, 2025(4)(5)(6)(14)(16)(21)	5,925,054	5,926,121	5,836,178
second lien senior secured notes, 9.83% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(16)(21)	14,000,000	13,940,158	13,685,000

Premiere Global Services, Inc.
first lien senior secured notes, 8.72% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(16)(21)(27)	14,318,924	13,639,750	8,820,457
second lien senior secured notes, 11.84% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(16)(17)(21)(28)	10,000,000	9,817,795	2,400,000

Verifone Systems, Inc.
first lien senior secured notes, 6.14% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(16)(21)	6,947,500	6,917,274	6,634,863
Total Business Services		$83,933,021	$63,247,154	24.4%

Diversified Insurance
AmeriLife Group LLC
second lien senior secured notes, 11.11% (LIBOR + 9.00%), (0.00% floor) due June 11, 2027(4)(5)(6)(15)(21)	$10,000,000	$9,900,692	$9,937,500
Total Diversified Insurance		$9,900,692	$9,937,500	3.8%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 6.76% (LIBOR + 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(16)(21)	$6,046,068	$6,017,090	$5,320,540
Total Education		$6,017,090	$5,320,540	2.1%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 12.81% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(16)(21)(22)	$1,500,000	$1,467,295	$1,498,125

Shift4 Payments, LLC (f/k/a Lighthouse Network, LLC)
first lien senior secured notes, 6.76% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(14)(16)(21)	3,438,750	3,426,034	3,430,153
second lien senior secured notes, 10.76% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(14)(16)(21)	16,490,000	16,346,117	16,118,975
Total Financial Intermediaries		$21,239,446	$21,047,253	8.1%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 7.58% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(16)(21)	$7,476,943	$7,448,711	$7,308,712
second lien senior secured notes, 11.58% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(16)(21)	13,000,000	12,866,997	12,610,000

Viant Medical Holdings, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due July 2, 2025(4)(5)(6)(14)(16)(21)	9,900,000	9,899,530	9,231,750
second lien senior secured notes, 10.08% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(14)(16)(21)	5,000,000	4,955,337	4,625,000

Healthport Technologies, LLC
first lien senior secured notes, 6.36% (LIBOR + 4.25%), (1.00% floor) due December 1, 2021(4)(5)(6)(15)(21)	12,435,065	10,893,775	11,346,997

HealthChannels, Inc. (f/k/a ScribeAmerica, LLC)
first lien senior secured notes, 6.70% (LIBOR + 4.50%), (0.00% floor) due April 3, 2025(4)(5)(6)(15)(21)	9,886,998	9,823,774	9,676,899
Total Healthcare		$55,888,124	$54,799,358	21.2%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 6.61% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(15)(21)	$12,917,066	$12,901,216	$12,775,753
Total Logistics		$12,901,216	$12,775,753	4.9%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Software
ECI Software Solutions, Inc.
first lien senior secured notes, 6.58% (LIBOR + 4.25%), (1.00% floor) due September 27, 2024(4)(5)(6)(14)(16)(21)	$4,924,623	$4,936,266	$4,898,473
second lien senior secured notes, 10.33% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(16)(21)	15,000,000	14,914,528	14,400,000

Help/Systems Holdings, Inc.
first lien senior secured notes, 6.08% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(6)(14)(16)(21)	3,950,000	3,957,209	3,935,188
second lien senior secured notes, 10.08% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)	15,500,000	15,484,031	15,480,625

Quest Software, Inc.
first lien senior secured notes, 6.51% (LIBOR + 4.25%), (0.00% floor) due May 16, 2025(4)(5)(6)(14)(16)(21)	5,955,000	5,929,329	5,880,563
second lien senior secured notes, 10.51% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(16)(21)	15,000,000	14,865,062	14,677,500
Total Software		$60,086,425	$59,272,349	22.9%

Telecommunications Services
Global Tel Link Corp.
second lien senior secured notes, 10.36% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)	$17,000,000	$16,717,537	$16,054,460
Total Telecommunication Services		$16,717,537	$16,054,460	6.2%

Utilities
CLEAResult Consulting, Inc.
first lien senior secured notes, 5.71% (LIBOR + 3.50%), (0.00% floor) due August 8, 2025(4)(5)(6)(15)(21)	$4,950,000	$4,928,333	$4,809,767
second lien senior secured notes, 9.46% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(15)(21)	7,650,000	7,674,793	7,497,000
Total Utilities		$12,603,126	$12,306,767	4.8%
Total Senior Secured Notes		$284,726,045	$260,116,724	100.5%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.78% (LIBOR + 8.48%), due July 15, 2031(4)(5)(11)(12)(15)	$1,000,000	$931,983	$865,600
Total Structured Finance		$931,983	$865,600	0.3%
Total Collateralized Loan Obligation – Debt Investments		$931,983	$865,600	0.3%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XI, Ltd.
CLO subordinated notes, estimated yield 14.19% due April 30, 2031(9)(11)(12)(17)(18)	$6,000,000	$3,831,609	$2,820,000

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
AMMC CLO XII, Ltd.
CLO subordinated notes, estimated yield 12.91% due November 10, 2030(9)(11)(12)(17)(18)	$12,921,429	$7,012,329	$4,134,857

Atlas Senior Loan Fund XI, Ltd.
CLO subordinated notes, estimated yield 18.69% due July 26, 2031(9)(11)(12)(17)(18)	5,725,000	4,381,896	3,435,000

Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 11.29% due January 20, 2031(9)(11)(12)(17)(18)	2,840,000	1,844,126	1,022,400

BlueMountain CLO 2014-2 Ltd.
CLO subordinated notes, estimated yield 23.08% due October 20, 2030(9)(11)(12)(17)(18)	6,374,000	2,599,603	2,422,120

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 18.06% due January 18, 2029(9)(11)(12)(17)(18)	6,250,000	4,026,169	3,143,931

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 12.24% due June 09, 2030(9)(11)(12)(17)(18)	18,000,000	13,288,928	9,000,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 16.03% due October 20, 2028(9)(11)(12)(17)(18)	7,700,000	7,462,993	5,852,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 15.89% due October 22, 2031(9)(11)(12)(17)(18)	10,000,000	6,278,460	4,600,000

Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 13.09% due July 15, 2031(9)(11)(12)(17)(18)	2,000,000	965,899	601,761

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -26.31% due October 18, 2026(9)(11)(12)(17)(18)	5,000,000	1,209,344	162,500

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 7.62% due October 20, 2029(9)(11)(12)(17)(18)	10,800,000	8,846,849	5,641,684

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 13.21% due January 22, 2028(9)(11)(12)(17)(18)	5,422,500	5,177,027	3,904,200

Nassau 2019-I Ltd.
CLO subordinated notes, estimated yield 25.62% due April 15, 2031(9)(11)(12)(14)(17)(18)	23,500,000	19,810,068	17,390,000

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.46% due July 20, 2030(9)(11)(12)(17)(18)	$5,000,000	$4,252,417	$3,600,000

Regatta XV Funding, Ltd.
CLO subordinated notes, estimated yield 0.00% due October 25, 2026(9)(11)(12)(17)(18)(26)	3,000,000	—	75,000

Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 12.10% due July 25, 2030(9)(11)(12)(14)(17)(18)	45,500,000	42,989,440	24,570,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield -26.86% due July 17, 2026(9)(11)(12)(17)(18)	14,447,790	7,299,572	3,322,992

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.22% due January 17, 2030(9)(11)(12)(17)(18)	11,350,000	7,135,286	4,140,757

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 16.99% due April 17, 2028(9)(11)(12)(17)(18)	28,500,000	17,403,746	8,626,005

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 13.34% due August 28, 2029(9)(11)(12)(17)(18)	2,500,000	1,522,882	650,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 4.27% due April 15, 2027(9)(11)(12)(17)(18)	6,200,000	3,787,720	2,050,879

Venture XX, Ltd.
CLO subordinated notes, estimated yield -8.97% due April 15, 2027(9)(11)(12)(17)(18)	3,000,000	1,769,740	1,170,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 8.66% due January 20, 2029(9)(11)(12)(17)(18)	13,475,000	11,626,520	6,333,250

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 3.60% due July 18, 2026(9)(11)(12)(17)(18)	9,250,000	5,669,532	3,145,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield -9.45% due January 15, 2026(9)(11)(12)(17)(18)	7,500,000	3,674,257	1,281,694

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.63% due July 15, 2029(9)(11)(12)(17)(18)	$10,500,000	$7,918,039	$4,935,000

CLO Equity Side Letter Related Investments(11)(12)(13)		1,378,224	1,869,595
Total Structured Finance		$203,162,675	$129,900,625	50.2%
Total Collateralized Loan Obligation – Equity Investments		$203,162,675	$129,900,625	50.2%

Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$—
Total IT Consulting		$684,960	$—	0.0%
Total Common Stock		$684,960	$—	0.0%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Preferred Equity(3)(22)(25)	10,671,850	$8,641,984	$853,748
Series A Senior Preferred Equity(3)(23)(25)	4,558,928	4,318,894	4,148,624
Series A Super Senior Preferred Stock(3)(24)(25)	2,489,771	2,489,771	2,489,771
Total IT Consulting		$15,450,649	$7,492,143	2.9%
Total Preferred Equity		$15,450,649	$7,492,143	2.9%
Total Investments in Securities(8)		$504,956,312	$398,375,092	153.9%

Cash Equivalents
First American Government Obligations Fund(19)		$8,940,270	$8,940,270
Total Cash Equivalents		$8,940,270	$8,940,270	3.5%
Total Investments in Securities and Cash Equivalents		$513,896,582	$407,315,362	157.4%

____________

(1)      Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned between 5% and 25% of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Company.

(3)      Portfolio includes $6,046,068 principal of debt and 17,720,549 shares of preferred equity investments which contain PIK provisions as of September 30, 2019.

(4)      Notes bear interest at variable rates and are subject to an interest rate floor where disclosed.

(5)      Cost reflects accretion of original issue discount or market discount.

(6)      Cost reflects repayment of principal.

(7)      Non-income producing at the relevant period end.

(8)      Aggregate gross unrealized appreciation for federal income tax purposes is $32,063,558; aggregate gross unrealized depreciation for federal income tax purposes is $141,679,503. Net unrealized depreciation is $109,615,945 based upon a tax cost basis of $507,991,037.

(9)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
September 30, 2019

(10)    The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11)    Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2019, the Company held qualifying assets that represented 68.5% of its total assets.

(12)    Investment not domiciled in the United States.

(13)    Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(14)    Aggregate investments represent greater than 5% of net assets.

(15)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(16)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(17)    As of September 30, 2019, this debt investment was on non-accrual status.

(18)    The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(19)    Represents cash equivalents held in money market accounts as of September 30, 2019.

(20)    The fair value of the investment was determined using significant unobservable inputs. Refer to “Note 4. Fair Value.”

(21)    All or a portion of this investment represents collateral under the Credit Facility.

(22)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(23)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(24)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 20.0% per annum payable in additional shares.

(25)    Effective June 26, 2019, the Company entered into an Exchange Agreement with UniTek Global Services, Inc. (the “Exchange Agreement”), to receive 2,371,211 shares of Series B Super Senior Preferred Stock, 4,352,199 shares of Series B Senior Preferred Stock and 10,323,434 shares of Series B Preferred Stock (collectively, “Preferred Stock”) in exchange for all Series A shares of each respective Preferred Stock tranche currently held by OXSQ. This exchange resulted in the capitalization of approximately $6.3 million of cumulative PIK dividends which are added to the cost basis of each respective Preferred Stock tranche. This amount is recognized as dividend income — PIK in the consolidated statement of operations.

(26)    This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

(27)    As of October 1, 2019, the maturity date for this debt investment was extended to June 8, 2023.

(28)    As of October 1, 2019, the maturity date for this debt investment was extended to June 6, 2024.

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes
Aerospace and Defense
Novetta, LLC
first lien senior secured notes, 7.53% (LIBOR + 5.00%), (1.00% floor) due October 16, 2022(4)(5)(6)(16)(21)	$5,528,630	$5,479,773	$5,348,950
Total Aerospace and Defense		$5,479,773	$5,348,950	1.7%

Business Services
Access CIG, Inc.
first lien incremental senior secured notes, 6.46% (LIBOR + 3.75%), (0.00% floor) due February 27, 2025(4)(5)(14)(15)(21)	$496,250	$496,250	$481,055
second lien senior secured notes, 10.46% (LIBOR + 7.75%), (0.00% floor) due February 27, 2026(4)(5)(14)(15)(21)	16,754,000	16,858,239	16,446,899

Convergint Technologies, LLC
second lien senior secured notes, 9.27% (LIBOR + 6.75%), (0.75% floor) due February 2, 2026(4)(5)(16)(21)	1,500,000	1,492,945	1,410,000

Imagine! Print Solutions
second lien senior secured notes, 11.28% (LIBOR + 8.75%), (1.00% floor) due June 21, 2023(4)(5)(16)(21)	15,000,000	14,839,700	13,350,000

OMNIA Partners, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due May 23, 2025(4)(5)(14)(15)(21)	5,970,000	5,971,918	5,790,900
second lien senior secured notes, 10.30% (LIBOR + 7.50%), (0.00% floor) due May 22, 2026(4)(5)(14)(15)(21)	14,000,000	13,935,939	13,580,000

Premiere Global Services, Inc.
senior secured notes, 9.09% (LIBOR + 6.50%), (1.00% floor) due December 8, 2021(4)(5)(6)(14)(15)(21)	14,747,634	13,866,831	11,798,107
second lien senior secured notes, 11.92% (LIBOR + 9.50%), (1.00% floor) due June 6, 2022(4)(5)(14)(15)(21)	10,000,000	9,787,854	8,000,000

Verifone Systems, Inc.
first lien senior secured notes, 6.64% (LIBOR + 4.00%), (0.00% floor) due August 20, 2025(4)(5)(6)(15)(21)	7,000,000	6,966,062	6,747,510
second lien senior secured notes, 10.64% (LIBOR + 8.00%), (0.00% floor) due August 20, 2026(4)(5)(15)(21)	8,000,000	7,922,744	7,860,000
Total Business Services		$92,138,482	$85,464,471	27.2%

Diversified Insurance
AmeriLife Group LLC
first lien senior secured notes, 7.27% (LIBOR + 4.75%), (1.00% floor) due July 10, 2022(4)(5)(6)(16)(21)	$14,983,674	$14,891,788	$14,684,001
Total Diversified Insurance		$14,891,788	$14,684,001	4.7%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Education
Edmentum, Inc. (f/k/a Plato, Inc.)
first lien senior secured notes, 7.03% (LIBOR+ 4.50%), (1.00% floor) Cash, 4.00% PIK due June 9, 2021(3)(4)(5)(6)(15)	$5,907,089	$5,860,128	$4,902,884
Total Education		$5,860,128	$4,902,884	1.6%

Financial Intermediaries
First American Payment Systems
second lien senior secured notes, 13.04% (LIBOR + 10.50%), (1.00% floor) due July 5, 2024(4)(5)(21)(22)	$1,500,000	$1,463,325	$1,498,125

Lighthouse Network, LLC (f/k/a Harbortouch Payments, LLC)
first lien senior secured notes, 7.03% (LIBOR + 4.50%), (1.00% floor) due November 30, 2024(4)(5)(6)(15)(21)	3,465,000	3,450,119	3,430,350
second lien senior secured notes, 11.03% (LIBOR + 8.50%), (1.00% floor) due November 30, 2025(4)(5)(15)(21)	12,000,000	11,894,617	11,910,000
Total Financial Intermediaries		$16,808,061	$16,838,475	5.4%

Healthcare
Keystone Acquisition Corp.
first lien senior secured notes, 8.05% (LIBOR + 5.25%), (1.00% floor) due May 1, 2024(4)(5)(6)(14)(15)(21)	$7,534,165	$7,500,602	$7,345,811
second lien senior secured notes, 12.05% (LIBOR + 9.25%), (1.00% floor) due May 1, 2025(4)(5)(14)(15)(21)	13,000,000	12,852,264	12,707,500

Viant Medical Holdings, Inc.
first lien senior secured notes, 6.55% (LIBOR + 3.75%), (0.00% floor) due July 2, 2025(4)(5)(15)(21)	9,975,000	9,975,865	9,812,906
second lien senior secured notes, 10.55% (LIBOR + 7.75%), (0.00% floor) due July 2, 2026(4)(5)(15)(21)	5,000,000	4,953,106	4,850,000

Scribe America, LLC
first lien senior secured notes, 6.88% (LIBOR + 4.50%), (0.00% floor) due April 3, 2025(4)(5)(16)	12,468,593	12,374,678	12,203,635
Total Healthcare		$47,656,515	$46,919,852	14.9%

Logistics
Capstone Logistics Acquisition, Inc.
first lien senior secured notes, 7.02% (LIBOR + 4.50%), (1.00% floor) due October 7, 2021(4)(5)(6)(16)(21)	$13,221,953	$13,199,885	$12,998,899
Total Logistics		$13,199,885	$12,998,899	4.1%

Printing and Publishing
Merrill Communications, LLC
first lien senior secured notes, 7.78% (LIBOR + 5.25%), (1.00% floor) due June 01, 2022(4)(5)(6)(15)(21)	$4,860,339	$4,852,862	$4,836,037
Total Printing and Publishing		$4,852,862	$4,836,037	1.5%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Senior Secured Notes – (continued)
Software
ECI Software Solutions, Inc.
first lien senior secured notes, 7.06% (LIBOR + 4.25%), (1.00% floor) due September 27, 2024(4)(5)(6)(14)(15)(21)	$4,962,312	$4,978,040	$4,863,066
second lien senior secured notes, 10.80% (LIBOR + 8.00%), (1.00% floor) due September 29, 2025(4)(5)(14)(15)(21)	15,000,000	14,907,907	14,737,500

Help/Systems Holdings, Inc.
first lien senior secured notes, 6.27% (LIBOR + 3.75%), (0.00% floor) due March 28, 2025(4)(5)(14)(16)(21)	3,980,000	3,988,911	3,810,850
second lien senior secured notes, 10.27% (LIBOR + 7.75%), (0.00% floor) due March 27, 2026(4)(5)(14)(16)(21)	15,500,000	15,489,645	15,035,000

Quest Software, Inc.
first lien senior secured notes, 6.78% (LIBOR + 4.25%), (0.00% floor) due May 16, 2025(4)(5)(14)(15)(21)	6,000,000	5,972,430	5,790,000
second lien senior secured notes, 10.78% (LIBOR + 8.25%), (0.00% floor) due May 18, 2026(4)(5)(14)(15)(21)	15,000,000	14,859,667	14,775,000
Total Software		$60,196,600	$59,011,416	18.8%

Telecommunications Services
Global Tel Link Corp.
first lien senior secured notes, 6.96% (LIBOR + 4.25%), (0.00% floor) due November 29, 2025(4)(5)(6)(14)(15)	$2,982,550	$2,967,952	$2,898,054
second lien senior secured notes, 10.96% (LIBOR + 8.25%), (0.00% floor) due November 29, 2026(4)(5)(14)(15)	17,000,000	16,704,668	16,490,000
Total Telecommunication Services		$19,672,620	$19,388,054	6.2%

Utilities
CRCI Longhorn Holdings, Inc.
first lien senior secured notes, 5.89% (LIBOR + 3.50%), (0.00% floor) due August 8, 2025(4)(5)(16)(21)	$4,987,500	$4,963,660	$4,750,594
second lien senior secured notes, 9.64% (LIBOR + 7.25%), (0.00% floor) due August 10, 2026(4)(5)(15)(21)	7,650,000	7,677,680	7,592,625
Total Utilities		$12,641,340	$12,343,219	3.9%
Total Senior Secured Notes		$293,398,054	$282,736,258	90.0%

Collateralized Loan Obligation – Debt Investments
Structured Finance
Galaxy XXVIII CLO, Ltd.
CLO secured class F notes, 10.82% (LIBOR + 8.48%), (no floor) due July 15, 2031(4)(5)(11)(12)(15)	$1,000,000	$927,670	$915,900
Total Structured Finance		$927,670	$915,900	0.3%
Total Collateralized Loan Obligation – Debt Investments		$927,670	$915,900	0.3%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC C LO XI, Ltd.
CLO subordinated notes, estimated yield 16.64% due April 30, 2031(9)(11)(12)(17)	$6,000,000	$3,795,529	$2,880,000

AMMC C LO XII, Ltd.
CLO subordinated notes, estimated yield 14.73% due November 10, 2030(9)(11)(12)(17)	12,921,429	6,936,076	4,005,643

Babson CLO Ltd. 2015-I
CLO subordinated notes, estimated yield 17.61% due January 20, 2031(9)(11)(12)(17)	2,840,000	1,919,418	1,476,800

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 23.93% due January 18, 2029(9)(11)(12)(17)	9,250,000	5,671,112	5,378,741

Cedar Funding II CLO, Ltd.
CLO subordinated notes, estimated yield 13.23% due June 09, 2030(9)(11)(12)(17)	18,000,000	13,615,944	9,000,000

Cedar Funding VI CLO, Ltd.
CLO subordinated notes, estimated yield 14.92% due October 20, 2028(9)(11)(12)(17)	7,700,000	7,500,748	5,929,000

CIFC Funding 2014-3, Ltd.
CLO subordinated notes, estimated yield 16.09% due October 22, 2031(9)(11)(12)(17)	10,000,000	6,267,967	4,900,000

Galaxy XXVIII CLO, Ltd.
CLO subordinated notes, estimated yield 14.27% due July 15, 2031(9)(11)(12)(17)	2,000,000	1,007,080	655,141

Hull Street CLO Ltd.
CLO subordinated notes, estimated yield -20.06% due October 18, 2026(9)(11)(12)(17)	5,000,000	1,748,206	600,000

Ivy Hill Middle Market Credit Fund VII, Ltd.
CLO subordinated notes, estimated yield 11.72% due October 20, 2029(9)(11)(12)(17)	10,800,000	9,169,698	6,409,660

KVK CLO 2013-2, Ltd.
CLO subordinated notes, estimated yield 8.02% due January 15, 2026(9)(11)(12)(17)	14,200,000	1,515,422	—

Madison Park Funding XIX, Ltd.
CLO subordinated notes, estimated yield 14.00% due January 22, 2028(9)(11)(12)(17)	5,422,500	5,284,799	5,259,825

Octagon Investment Partners 38, Ltd.
CLO subordinated notes, estimated yield 17.33% due July 20, 2030(9)(11)(12)(17)	5,000,000	4,510,614	4,150,000

Regatta XV Funding, Ltd.
CLO subordinated notes, estimated yield 48.27% due October 25, 2026(9)(11)(12)(17)(23)	3,000,000	—	90,000

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments – (continued)
Structured Finance – (continued)
Sound Point CLO XVI, Ltd.
CLO subordinated notes, estimated yield 15.86% due July 25, 2030(9)(11)(12)(14)(17)	$45,500,000	$43,936,431	$39,130,000

Steele Creek CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 24.11% due April 21, 2031(9)(11)(12)(17)	5,000,000	3,561,059	3,597,500

Telos CLO 2013-3, Ltd.
CLO subordinated notes, estimated yield 11.99% due July 17, 2026(9)(11)(12)(17)	14,447,790	9,345,851	5,201,204

Telos CLO 2013-4, Ltd.
CLO subordinated notes, estimated yield 17.80% due January 17, 2030(9)(11)(12)(17)	11,350,000	7,511,448	5,961,705

Telos CLO 2014-5, Ltd.
CLO subordinated notes, estimated yield 20.93% due April 17, 2028(9)(11)(12)(14)(17)	28,500,000	18,995,759	14,284,910

Venture XIV, Ltd.
CLO subordinated notes, estimated yield 15.18% due August 28, 2029(9)(11)(12)(17)	2,500,000	1,581,371	1,075,000

Venture XVII, Ltd.
CLO subordinated notes, estimated yield 17.68% due April 15, 2027(9)(11)(12)(17)	6,200,000	4,167,706	3,259,209

Venture XX, Ltd.
CLO subordinated notes, estimated yield 19.72% due April 15, 2027(9)(11)(12)(17)	3,000,000	2,236,677	1,770,000

Vibrant CLO V, Ltd.
CLO subordinated notes, estimated yield 15.12% due January 20, 2029(9)(11)(12)(17)	13,475,000	12,009,373	8,219,750

West CLO 2014-1, Ltd.
CLO subordinated notes, estimated yield 10.67% due July 18, 2026(9)(11)(12)(17)	9,250,000	6,345,384	3,700,000

Windriver 2012-1 CLO, Ltd.
CLO subordinated notes, estimated yield 4.34% due January 15, 2026(9)(11)(12)(17)	7,500,000	4,588,025	2,355,647

Zais CLO 6, Ltd.
CLO subordinated notes, estimated yield 19.71% due July 15, 2029(9)(11)(12)(17)	10,500,000	8,060,334	6,720,000

CLO Equity Side Letter Related Investments(11)(12)(13)		125,000	834,740
Total Structured Finance		$191,407,031	$146,844,475	46.7%
Total Collateralized Loan Obligation – Equity Investments		$191,407,031	$146,844,475	46.7%

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

COMPANY/INVESTMENT(1)(20)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Common Stock
IT Consulting
Unitek Global Services, Inc.
common equity(7)	1,244,188	$684,960	$149,303
Total IT Consulting		$684,960	$149,303	0.0%
Total Common Stock		$684,960	$149,303	0.0%

Preferred Equity
IT Consulting
Unitek Global Services, Inc.
Series A Preferred Equity(7)(24)	5,706,866	$3,677,000	$8,217,887
Series A Senior Preferred Equity(7)(25)	3,002,455	2,762,421	3,963,240
Series A Super Senior Preferred Stock(7)(26)	2,001,636	2,001,636	2,161,767
Total IT Consulting		$8,441,057	$14,342,894	4.6%
Total Preferred Equity		$8,441,057	$14,342,894	4.6%

Other Investments
Software
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)
Earnout payments(7)(18)		$500,000	$—
Total Software		$500,000	$—	0.0%
Total Other Investments		$500,000	$—	0.0%
Total Investments in Securities(8)		$495,358,772	$444,988,830	141.6%

Cash Equivalents
First American Government Obligations Fund(19)		$13,905,059	$13,905,059
Total Cash Equivalents		$13,905,059	$13,905,059	4.4%
Total Investments in Securities and Cash Equivalents		$509,263,831	$458,893,889	146.0%

____________

(1)      Other than Unitek Global Services, Inc., of which we are deemed to be an “affiliate,” we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned between 5% and 25% of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Company.

(3)      Portfolio includes $5,907,089 of principal amount of debt investments which contain a PIK provision at December 31, 2018.

(4)      Notes bear interest at variable rates and are subject to an interest rate floor where disclosed.

(5)      Cost reflects accretion of original issue discount or market discount.

(6)      Cost reflects repayment of principal.

(7)      Non-income producing at the relevant period end.

(8)      Aggregate gross unrealized appreciation for federal income tax purposes is $11,843,742; aggregate gross unrealized depreciation for federal income tax purposes is $69,559,109. Net unrealized depreciation is $57,715,367 based upon a tax cost basis of $502,704,197.

(9)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(10)    The CLO equity investment was optionally redeemed. Refer to “Note 3. Summary of Significant Accounting Policies.”

(11)    Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, the Company held qualifying assets that represented 68% of its total assets.

(continued on next page)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (continued)
December 31, 2018

(12)    Investment not domiciled in the United States.

(13)    Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(14)    Aggregate investments represent greater than 5% of net assets.

(15)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 90-day LIBOR.

(16)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 30-day LIBOR.

(17)    The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon expected redemption. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(18)    Represents the earnout payments related to the sale of Algorithmic Implementations, Inc. (d/b/a “Ai Squared”).

(19)    Represents cash equivalents held in money market accounts as of December 31, 2018.

(20)    The fair value of the investment was determined using significant unobservable inputs. Refer to “Note 4. Fair Value.”

(21)    All or a portion of this investment represents collateral under the Credit Facility.

(22)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to 60-day LIBOR.

(23)    This investment represents our percent ownership in certain equity securities transferred to OXSQ upon the redemption of this investment on October 25, 2018.

(24)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

(25)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

(26)    The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to received cumulative preferential dividends at a rate of 20.0% per annum payable in cash. Refer to “Note 3. Summary of Significant Accounting Policies.”

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
INVESTMENT INCOME
From non-affiliated investments:
Interest income – debt investments	$7,114,678	$6,461,737	$21,695,535	$18,134,829
Income from securitization vehicles and investments	6,131,870	7,217,804	19,628,276	20,121,432
Other income	162,796	1,468,611	887,662	2,555,797
Total investment income from non-affiliated investments	13,409,344	15,148,152	42,211,473	40,812,058

From affiliated investments:
Dividend income – PIK	673,706	—	7,009,592	—
Interest income – debt investments	—	70,300	—	271,916
Total investment income from affiliated investments	673,706	70,300	7,009,592	271,916
Total investment income	14,083,050	15,218,452	49,221,065	41,083,974

EXPENSES
Interest expense	2,522,451	2,258,403	7,478,451	4,635,177
Base management fees	1,729,152	1,834,856	5,223,813	5,257,061
Professional fees	349,564	366,399	1,071,633	871,476
Compensation expense	195,034	210,262	622,937	686,484
General and administrative	349,662	365,902	1,232,254	1,200,097
Total expenses before incentive fees	5,145,863	5,035,822	15,629,088	12,650,295
Net investment income incentive fees	—	1,570,126	3,511,493	3,410,068
Total expenses	5,145,863	6,605,948	19,140,581	16,060,363
Net investment income	8,937,187	8,612,504	30,080,484	25,023,611
Net change in unrealized appreciation/(depreciation) on investments:
Non-Affiliated investments	(34,478,523)	(2,693,363)	(42,201,632)	(1,819,221)
Affiliated investments	(7,131,376)	423,621	(14,009,646)	2,287,150
Total net change in unrealized appreciation/(depreciation) on investments	(41,609,899)	(2,269,742)	(56,211,278)	467,929
Net realized gains/(losses):
Non-Affiliated/non-control investments	(432,246)	178,914	(1,709,816)	(577,890)
Affiliated investments	—	5,241	—	5,241
Extinguishment of debt	(5,506)	(14,608)	(56,592)	(14,608)
Total net realized (losses)/gains	(437,752)	169,547	(1,766,408)	(587,257)
Net (decrease)/increase in net assets resulting from operations	$(33,110,464)	$6,512,309	$(27,897,202)	$24,904,283
Net increase in net assets resulting from net investment income per common share (Basic and Diluted)	$0.19	$0.18	$0.63	$0.50
Net (decrease)/increase in net assets resulting from operations per common share (Basic and Diluted)	$(0.69)	$0.13	$(0.59)	$0.50
Weighted average shares of common stock outstanding:
Basic and Diluted	47,740,799	49,195,368	47,681,235	50,153,321
Distributions per share	$0.201	$0.200	$0.602	$0.600

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
(Decrease)/increase in net assets from operations:
Net investment income	$8,937,187	$8,612,504	$30,080,484	$25,023,611
Net change in unrealized appreciation/(depreciation) on investments	(41,609,899)	(2,269,742)	(56,211,278)	467,929
Net realized gains/(losses)	(437,752)	169,547	(1,766,408)	(587,257)
Net (decrease)/increase in net assets resulting from operations	(33,110,464)	6,512,309	(27,897,202)	24,904,283
Distributions to stockholders:
Distributions from net investment income	(8,092,973)	(6,123,308)	(24,334,803)	(18,658,403)
Tax return of capital distributions	(1,503,511)	(3,705,945)	(4,369,716)	(11,292,430)
Total distributions to stockholders	(9,596,484)	(9,829,253)	(28,704,519)	(29,950,833)
Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $74,064, $0, $74,064, and $0, respectively)	689,445	—	689,445	—
Reinvestment of distributions	147,827	—	147,827	—
Repurchase of common stock	—	(1,823,365)	—	(15,104,677)
Net increase/(decrease) in net assets from capital share transactions	837,272	(1,823,365)	837,272	(15,104,677)
Total decrease in net assets	(41,869,676)	(5,140,309)	(55,764,449)	(20,151,227)
Net assets at beginning of period	300,829,474	373,407,724	314,724,247	388,418,642
Net assets at end of period	$258,959,798	$368,267,415	$258,959,798	$368,267,415
Capital share activity:
Shares issued	115,887	—	115,887	—
Shares issued from reinvestment of distributions	23,225	—	23,225	—
Shares repurchased	—	(261,343)	—	(2,333,143)
Net increase/(decrease) in capital share activity	139,112	(261,343)	139,112	(2,333,143)

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease)/increase in net assets resulting from operations	$(27,897,202)	$24,904,283
Accretion of discounts on investments	(595,386)	(488,734)
Amortization of deferred debt issuance costs and loss on extinguishment of debt	475,517	271,996
Non-cash interest and dividend income due to PIK	(7,219,430)	(230,689)
Purchases of investments	(50,821,290)	(205,311,330)
Repayments of principal	24,195,650	92,682,109
Proceeds from the sale of investments	15,919,269	15,374,205
Net realized losses on investments	1,709,816	572,649
Reductions to CLO equity cost value	7,213,832	10,891,646
Net change in unrealized depreciation on investments	56,211,278	(467,929)
(Increase) decrease in interest and distributions receivable	(607,360)	378,512
(Increase) decrease in other assets	(240,682)	75,846
Increase in accrued interest payable	177,745	353,117
(Decrease) increase in base management fee and net investment income incentive fee payable	(1,498,304)	698,883
(Decrease) increase in accrued expenses	(72,650)	(81,091)
Net cash provided by (used in) operating activities	16,950,803	(60,376,527)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of 6.25% Unsecured Notes	44,790,750	—
Deferred debt issuance costs paid	(1,648,887)	(197,779)
Partial repayment of credit facility	(37,832,943)	(7,489,875)
Distributions paid (net of stock issued under distribution reinvestment plan of $147,827 and $0, respectively)	(28,556,692)	(29,950,833)
Issuance of common stock	763,508	—
Underwriting fees and offering costs for the issuance of common stock	(74,064)	—
Repurchase of common stock	—	(15,104,677)
Proceeds from issuance of credit facility	—	95,193,113
Net cash (used in)/provided by financing activities	(22,558,328)	42,449,949
Net decrease in cash, cash equivalents and restricted cash	(5,607,525)	(17,926,578)
Cash equivalents and restricted cash, beginning of period	17,080,864	30,013,842
Cash equivalents and restricted cash, end of period	$11,473,339	$12,087,264

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$6,881,781	$4,010,065

NON-CASH ACTIVITIES
Value of shares issued in connection with the distribution reinvestment plan	$147,827	$—

See Accompanying Notes.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim consolidated financial statements of Oxford Square Capital Corp. (“OXSQ” and, together with its subsidiary, the “Company”), are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair statement of the results for the interim period included herein. The current period’s consolidated results of operations are not necessarily indicative of results that may be achieved for the year. The interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

OXSQ was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003, and is a non-diversified, closed-end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities and collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities.

The Company’s investment activities are managed by Oxford Square Management, LLC (“Oxford Square Management”). Oxford Square Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Oxford Square Management is owned by Oxford Funds, LLC (“Oxford Funds”), its managing member and a related party, Charles M. Royce, a member of the Company’s Board of Directors (the “Board”) who holds a minority, non-controlling interest in Oxford Square Management. Under the investment advisory agreement with Oxford Square Management (the “Investment Advisory Agreement”), the Company has agreed to pay Oxford Square Management an annual base management fee based on its gross assets as well as an incentive fee based on its performance. For further details please refer to “Note 7. Related Party Transactions.”

The Company’s consolidated operations include the activities of its wholly-owned subsidiary, Oxford Square Funding 2018, LLC (“OXSQ Funding”) for the periods during which it was held. OXSQ Funding, a special purpose vehicle, was formed for the purpose of entering into a credit facility (the “Credit Facility”) with Citibank, N.A. Refer to “Note 6. Borrowings” for additional information on the Company’s borrowings.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, OXSQ Funding. All inter-company accounts and transactions have been eliminated upon consolidation.

The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published in quarterly and annual reports to conform to the current period presentation for comparative purposes.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

USE OF ESTIMATES

The consolidated financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates, and these differences could be material.

CONSOLIDATION

As provided under Regulation S-X and ASC Topic 946-810, Consolidation, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. The Company consolidates OXSQ Funding in its financial statements in accordance with ASC 946-810.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s consolidated schedule of investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

Restricted cash represents the cash held by the trustee of OXSQ Funding. The amount is held by the trustee for payment of interest expense and operating expenses of the entity, principal repayments on borrowings, or new investments, based upon the terms of the respective indenture, and are not available for general corporate purposes. There was approximately $2.5 million and $3.2 million of restricted cash as of September 30, 2019 and December 31, 2018, respectively.

INVESTMENT VALUATION

The Company measures its investment portfolio at fair value in accordance with the provisions of ASC 820, Fair Value Measurement. Estimates made in the preparation of the Company’s consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Company makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXSQ’s investments are based upon “Level 3” inputs as of September 30, 2019.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Board determines the value of its investment portfolio each quarter. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. The Company may engage third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although the Board ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the consolidated statements of operations as net change in unrealized appreciation/depreciation on investments.

Syndicated Loans

In accordance with ASC 820-10, the Company’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which the Company obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC 820-10. During such periods of illiquidity, when the Company believes that the non-binding indicative bids received from agent banks for certain syndicated loan investments that we own may not be determinative of their fair value, or when no market indicative quote is available, the Company may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that OXSQ owns. In addition, Oxford Square Management analyzes each syndicated loan by reviewing the portfolio company’s financial statements, covenant compliance and recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any. All information is presented to the Board for its determination of fair value of these investments.

Collateralized Loan Obligations — Debt and Equity

The Company holds a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Company also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Company considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Square Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by the Board, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of OXSQ’s bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the current quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by Oxford Square Management. Oxford Square Management also retains the authority to seek, on the Company’s behalf, additional third-party valuations with respect to the Company’s bilateral portfolio securities, syndicated loan investments, and CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

INVESTMENT INCOME

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Company’s judgment, is likely to remain current. As of September 30, 2019, the Company had one debt investment on non-accrual status. As of December 31, 2018, the Company had no debt investments on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Company’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Company has debt and preferred equity investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest and preferred equity dividends are computed at the contractual rate and are accrued into income and recorded as interest and dividend income, respectively. The PIK amounts are added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with their related investments. At the point the Company believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income from Securitization Vehicles and Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Company monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the consolidated statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Company during the period.

Other Income

Other income includes prepayment, amendment, and other fees earned by the Company’s loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Company may also earn success fees associated with its investments in certain securitization vehicles or CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of credit facilities and debt offerings, and are capitalized at the time of payment. These costs are amortized using the straight-line method over the terms of the respective credit facilities and debt securities. The amortized expenses are included in interest expense in the Company’s consolidated financial statements. The unamortized deferred debt issuance costs are included on the Company’s statement of assets and liabilities as a direct deduction from the related debt liability. Upon early termination or partial principal pay down of debt, or a credit facility, the unamortized costs related to such debt are accelerated into realized losses on extinguishment of debt on the Company’s consolidated statement of operations.

EQUITY OFFERING COSTS

Equity offering costs consist of fees and expenses incurred in connection with the registration and public offer and sale of the Company’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active.

SHARE REPURCHASES

From time to time, the Board may authorize a share repurchase program under which shares are purchased in open market transactions. Since the Company is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. Distributions received on CLO equity investments which were optionally redeemed are first applied to the remaining cost basis until it is reduced to zero, after which distributions are

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

recorded as realized gains. An optional redemption feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds of either the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt.

U.S. FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income annually, meet diversification requirements quarterly and file Form 1120-RIC, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Through September 30, 2019, management has analyzed the Company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Company’s 2019 tax returns. The Company identifies its major tax jurisdictions as U.S Federal and Connecticut State; however, the Company is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. For tax purposes, the cost basis of the portfolio investments at September 30, 2019, and December 31, 2018, was approximately $508.0 million and $502.7 million, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Company’s consolidated financial statements and disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE

The Company’s assets measured at fair value by investment type on a recurring basis as of September 30, 2019 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$260.1	$260.1
CLO Debt	—	—	0.9	0.9
CLO Equity	—	—	129.9	129.9
Equity and Other Investments	—	—	7.5	7.5
Total Investments at fair value	—	—	398.4	398.4
Cash equivalents	8.9	—	—	8.9
Total assets at fair value	$8.9	$—	$398.4	$407.3

The Company’s assets measured at fair value by investment type on a recurring basis at December 31, 2018 were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured Notes	$—	$—	$282.7	$282.7
CLO Debt	—	—	0.9	0.9
CLO Equity	—	—	146.8	146.8
Equity and Other Investments	—	—	14.5	14.5
Total Investments at fair value(1)	—	—	445.0	445.0
Cash equivalents	13.9	—	—	13.9
Total assets at fair value	$13.9	$—	$445.0	$458.9

____________

(1)      Totals may not sum due to rounding.

Significant Unobservable Inputs for Level 3 Investments

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2019 and December 31, 2018, respectively. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or Oxford Square Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The tables, therefore, are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of September 30, 2019	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase in Input(2)
Senior Secured Notes	$247.6	Market quotes	NBIB(3)	24% – 99.9%/89.9%	N/A
	12.5	Recent transactions	Actual trade/payoff(4)	95.5% – 98.8%/97.0%	N/A
CLO debt	0.9	Market quotes	NBIB(3)	86.6%/ncm(5)	N/A
CLO equity	84.9	Market quotes	NBIB(3)	2.5% – 76.0%/44.6%	N/A
	43.1	Yield Analysis	Discount Margin	11.9% – 14.5%/13.9%	Decrease
	1.9	Discounted cash flow(6)	Discount rate(7)	9.1% – 16.9%/11.5%	Decrease
Equity/Other Investments	7.5	Enterprise value(8)	EBITDA(9) Market multiples(9)	$33.3 million/ncm(5) 5.6x – 6.6x/ncm(5)	Increase Increase

Total Fair Value for Level 3 Investments	$398.4

____________

(1)      Weighted averages are calculated based on fair value of investments.

(2)      The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

(3)      The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (“NBIB”), on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(4)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(5)      The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation (“ncm”).

(6)      The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(7)      Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

(8)      For the equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(9)      EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

	Quantitative Information about Level 3 Fair Value Measurements
Assets ($ in millions)	Fair Value as of December 31, 2018	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(1)	Impact to Fair Value from an Increase in Input(2)
Senior Secured Notes	$270.9	Market quotes	NBIB(3)	80.0% – 99.9%/96.3%	NA
	11.8	Recent transactions	Actual trade/payoff(4)	80.0%/ncm(6)	NA
CLO Debt	0.9	Market quotes	NBIB(3)	91.6%/ncm(6)	NA
CLO Equity	106.1	Market quotes	NBIB(3)	12.0% – 97.0%/59.9%	NA
	36.2	Yield Analysis	Discount margin	3.9% – 15.7%/10.2%	Decrease
	3.6	Recent transactions	Actual trade/payoff(4)	72.0%/ncm(6)	NA
	0.8	Discounted cash flow(7)	Discount rate(8)	8.0% – 14.4%/14.0%	Decrease
	0.1	Liquidation net asset value(5)	NBIB(3)	3.0%/ncm(6)	NA
Equity and Other Investments	14.5	Enterprise value(9)	EBITDA(10)/ Market multiple(10)	$36.1 million/ncm(6) 6.8x – 7.8x/ncm(6)	Increase Increase
Total Fair Value for Level 3 Investments(11)	$445.0

____________

(1)      Weighted averages are calculated based on fair value of investments.

(2)      The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in the discount rate, in isolation, would result in a decrease in a fair value measurement. Market/EBITDA multiples refer to the input (often derived from the value of a comparable company) that is multiplied by the historic and/or expected EBITDA of a company in order to estimate the company’s value. An increase in the Market/EBITDA multiple, in isolation, net of adjustments, would result in an increase in a fair value measurement.

(3)      The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices, on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by Oxford Square Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

(4)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Valuation Committee.

(5)      The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation net asset value basis which represents the estimated expected residual value of the CLO as of the end of the period.

(6)      The calculation of weighted average for a range of values, for a single investment within a given asset category, is not considered to provide a meaningful representation.

(7)      The Company will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. The Company will also consider those investments in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(8)      Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

(9)      For the corporate debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances, where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by Oxford Square Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.

(10)    EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on the most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.

(11)    Total may not sum due to rounding.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2019, and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
6.50% Unsecured Notes(2)	$62.9	$66.0	$—	$66.0	$—
Credit Facility(3)	47.8	47.8	—	—	47.8
6.25% Unsecured Notes(2)	43.3	45.5	—	45.5	—
Total	$154.0	$159.3	$—	$111.5	$47.8

____________

(1)      Carrying value is net of unamortized deferred debt issuance costs. Unamortized deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. Unamortized deferred debt issuance costs associated with the Credit Facility totaled approximately $39,000 as of September 30, 2019. Unamortized deferred debt issuance costs associated with the 6.25% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019.

(2)      For the 6.50% Unsecured Notes and 6.25% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes and 6.25% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol “OXSQL” and “OXSQZ”, respectively).

(3)      Fair value represents the par amount of the Credit Facility.

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2018, and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
Credit Facility(2)	$85.5	$85.7	$—	$—	$85.7
6.50% Unsecured Notes(3)	62.7	64.4	—	64.4	—
Total	$148.2	$150.1	$—	$64.4	$85.7

____________

(1)      Carrying value is net of deferred debt issuance costs. Deferred debt issuance costs associated with the Credit Facility totaled approximately $0.2 million as of December 31, 2018. Deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.7 million as of December 31, 2018.

(2)      Fair value represents the par amount of the Facility.

(3)      For the 6.50% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 6.50% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol “OXSQL”).

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the three months ended September 30, 2019 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	CLO Debt	CLO Equity	Equity/ Other Investments	Total(2)
Balance at June 30, 2019(2)	$272.4	$0.9	$160.5	$13.9	$447.8
Realized losses included in earnings	—	—	—	(0.4)	(0.4)
Unrealized appreciation/depreciation included in earnings	(7.5)	—	(27.4)	(6.6)	(41.6)
Accretion of discount	0.2	—	—	—	0.2
Purchases	—	—	—	—	—
Repayments and Sales	(5.1)	—	—	—	(5.1)
Reductions to CLO Equity Cost Value(1)	—	—	(3.2)	—	(3.2)
Payment in Kind income	0.1	—	—	0.7	0.8
Transfers in and/or (out) of level 3	—	—	—	—	—
Balance at September 30, 2019(2)	$260.1	$0.9	$129.9	$7.5	$398.4
Net change in unrealized (losses) gains on Level 3 investments still held as of September 30, 2019(2)	$(7.5)	$—	$(27.4)	$(7.1)	$(42.0)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $9.3 million and the effective yield interest income of approximately $6.1 million.

(2)      Totals may not sum due to rounding.

A reconciliation of the fair value of investments for the nine months ended September 30, 2019 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	CLO Debt	CLO Equity	Equity/ Other Investments	Total(2)
Balance at December 31, 2018(2)	$282.7	$0.9	$146.8	$14.5	$445.0
Realized losses included in earnings	—	—	(1.3)	(0.5)	(1.7)
Unrealized appreciation/depreciation included in earnings	(13.9)	(0.1)	(28.7)	(13.5)	(56.2)
Accretion of discount	0.6	—	—	—	0.6
Purchases	25.0	—	25.8	—	50.8
Repayments and Sales	(34.5)	—	(5.6)	—	(40.1)
Reductions to CLO Equity Cost Value(1)	—	—	(7.2)	—	(7.2)
Payment in Kind income	0.3	—	—	7.0	7.3
Transfers in and/or (out) of level 3	—	—	—	—	—
Balance at September 30, 2019(2)	$260.1	$0.9	$129.9	$7.5	$398.4
Net change in unrealized (losses) gains on Level 3 investments still held as of September 30, 2019(2)	$(14.3)	$(0.1)	$(30.2)	$(14.0)	$(58.6)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $26.8 million and the effective yield interest income of approximately $19.6 million.

(2)      Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended December 31, 2018 utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Notes	Subordinated Debt	CLO Debt	CLO Equity	Equity and Other Investments	Total
Balance at December 31, 2017	$242.2	$0.8	$4.7	$156.0	$14.7	$418.4
Realized gains (losses) included in earnings	1.3	—	0.7	(5.5)	0.1	(3.4)
Unrealized depreciation included in earnings	(9.6)	—	(0.2)	(27.3)	(2.2)	(39.3)
Accretion of discount	0.6	—	—	—	—	0.6
Purchases	187.5	—	0.9	54.2	2.0	244.6
Repayments and Sales	(139.6)	(0.8)	(5.3)	(11.7)	—	(157.4)
Reductions to CLO equity cost value(1)	—	—	—	(18.8)	—	(18.8)
Capitalized PIK income	0.3	—	—	—	—	0.3
Transfers in and/or (out) of level 3	—	—	—	—	—	—
Balance at December 31, 2018(2)	$282.7	$—	$0.9	$146.8	$14.5	$445.0
Net change in unrealized (losses) gains on Level 3 investments still held as of December 31, 2018(2)	$(9.5)	$—	$—	$(36.6)	$(2.3)	$(48.4)

____________

(1)      Reduction to cost value on the Company’s CLO equity investments represents the difference between distributions received, or entitled to be received, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million.

(2)      Totals may not sum due to rounding.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of September 30, 2019 and December 31, 2018:

	September 30, 2019		December 31, 2018
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$260.1	65.3%	$282.7	63.5%
CLO Debt	0.9	0.2%	0.9	0.2%
CLO Equity	129.9	32.6%	146.8	33.0%
Equity and Other Investments	7.5	1.9%	14.5	3.3%
Total(1)	$398.4	100.0%	$445.0	100.0%

____________

(1)      Totals may not sum due to rounding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 5. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

As of September 30, 2019 and December 31, 2018, respectively, cash, cash equivalents and restricted cash were as follows:

($ in millions)	September 30, 2019	December 31, 2018
Cash	$—	$—
Cash Equivalents	8.9	13.9
Total Cash and Cash Equivalents	$8.9	$13.9
Restricted Cash	$2.5	$3.2

For further details regarding the composition of cash, cash equivalents and restricted cash refer to “Note 3. Summary of Significant Accounting Policies.”

NOTE 6. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150%, immediately after such borrowing. As of September 30, 2019 and December 31, 2018, the Company’s asset coverage for borrowed amounts was 263.0% and 308.5%, respectively.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities was changed from 200% to 150%, effective as of April 6, 2019.

The following are the Company’s outstanding principal amounts, carrying values and fair values of the Company’s borrowings as of September 30, 2019 and December 31, 2018. The fair value of the 6.50% Unsecured Notes and 6.25% Unsecured Notes are based upon the closing price on the last day of the period and are listed on the NASDAQ Global Select Market (trading symbol OXSQL and OXSQZ, respectively). The Credit Facility fair value represents the par amount of the debt obligation as of September 30, 2019 and December 31, 2018, respectively.

	As of
	September 30, 2019			December 31, 2018
($ in millions)	Principal Amount	Carrying Value(1)	Fair Value	Principal Amount	Carrying Value(1)	Fair Value
6.50% Unsecured Notes	$64.4	$62.9	$66.0	$64.4	$62.7	$64.4
Credit Facility	47.8	47.8	47.8	85.7	85.5	85.7
6.25% Unsecured Notes	44.8	43.3	45.5	—	—	—
Total	$157.0	$154.0	$159.3	$150.1	$148.2	$150.1

____________

(1)      The Carrying Value represents the aggregate principal amount outstanding less the unamortized deferred issuance costs. Unamortized deferred debt issuance costs associated with the 6.50% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. Unamortized deferred debt issuance costs associated with the Credit Facility totaled approximately $39,000 as of September 30, 2019. Unamortized deferred debt issuance costs associated with the 6.25% Unsecured Notes totaled approximately $1.5 million as of September 30, 2019. As of December 31, 2018, the total unamortized deferred issuance costs for Credit Facility and 6.50% Unsecured Notes was approximately $0.2 million and $1.7 million, respectively.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 6. BORROWINGS (cont.)

The weighted average stated interest rate and weighted average maturity on the Company’s borrowings as of September 30, 2019 were 5.78% and 3.9 years, respectively, and as of December 31, 2018 were 5.64% and 3.1 years, respectively.

The tables below summarize the components of interest expense for the three and nine months ended September 30, 2019 and September 30, 2018, respectively:

	Three Months Ended September 30, 2019			Nine Months Ended September 30, 2019
($ in thousands)	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total
6.50% Unsecured Notes	$1,046.0	$81.9	$1,127.9	$3,138.0	$242.9	$3,380.9
Credit Facility	622.5	13.5	636.0	2,537.3	61.3	2,598.6
6.25% Unsecured Notes	699.9	58.7	758.6	1,384.2	114.8	1,499.0
Total	$2,368.4	$154.1	$2,522.5	$7,059.5	$419.0	$7,478.5
	Three Months Ended September 30, 2018			Nine Months Ended September 30, 2018
($ in thousands)	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total	Stated Interest Expense	Amortization of Deferred Debt Issuance Costs	Total
6.50% Unsecured Notes	$1,046.1	$81.8	$1,127.9	$3,138.1	$242.9	$3,381.0
Credit Facility	1,104.0	26.5	1,130.5	1,225.1	29.1	1,254.2
Total	$2,150.1	$108.3	$2,258.4	$4,363.2	$272.0	$4,635.2

6.25% Unsecured Notes Due 2026

On April 3, 2019, the Company completed an underwritten public offering of approximately $44.8 million in aggregate principal amount of 6.25% Unsecured Notes. The 6.25% Unsecured Notes will mature on April 30, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2022. The 6.25% Unsecured Notes bear interest at a rate of 6.25% per year payable quarterly on January 31, April 30, July 31, and October 31, of each year, commencing July 31, 2019.

The aggregate accrued interest payable on the 6.25% Unsecured Notes as of September 30, 2019 was approximately $0.5 million. As of September 30, 2019, the Company had unamortized deferred debt issuance costs of approximately $1.5 million relating to the 6.25% Unsecured Notes. The deferred debt issuance costs are being amortized over the term of the 6.25% Unsecured Notes and are included in interest expense in the consolidated statements of operations. The effective annualized interest rate for the three and nine months ended September 30, 2019 was 6.72% and 6.75%, respectively.

Credit Facility

On June 21, 2018, OXSQ Funding entered into the Credit Facility with Citibank, N.A. Subject to certain exceptions, pricing under the Credit Facility is based on the London Interbank Offered Rate for an interest period equal to three months plus a spread of 2.25% per annum payable quarterly on March 21, June 21, September 21 and December 21. Pursuant to the terms of the credit agreement governing the Credit Facility, OXSQ Funding has borrowed approximately $95.2 million. The Credit Facility has a mandatory amortization schedule such that 15.0% of the principal amount outstanding as of June 21, 2018 was paid on June 21, 2019. On each payment date occurring thereafter, an additional 6.25% of the remaining principal amount outstanding will be due and payable. On June 21, 2020, all remaining principal and accrued and unpaid interest will be due and payable.

The Credit Facility is collateralized by a pool of loans initially consisting of loans sold by OXSQ to OXSQ Funding. OXSQ may sell and contribute additional loans to OXSQ Funding from time to time. OXSQ will act as the collateral manager of the loans owned by OXSQ Funding and has retained a residual interest through its ownership of OXSQ Funding.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 6. BORROWINGS (cont.)

As of September 30, 2019, there were 15 investments in portfolio companies with a total fair value of approximately $185.2 million, collateralizing the Credit Facility. The pool of loans in OXSQ Funding must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. The Company made partial principal repayments under the Credit Facility on September 21, 2019 of approximately $5.0 million. The Company recognized a loss on debt extinguishment of approximately $6,000 in the consolidated statements of operations for the three months ended September 30, 2019. This loss consisted of unamortized deferred debt issuance costs.

The Company made partial principal repayments under the Credit Facility on January 30, 2019 and March 21, 2019 of approximately $7.3 million and $1.0 million, respectively. The Company recognized losses on debt extinguishment of approximately $14,000 in the consolidated statements of operations for the three months ended March 31, 2019. These losses consisted of unamortized deferred debt issuance costs. The Company made partial principal repayments under the Credit Facility on June 21, 2019 and June 26, 2019 of approximately $23.5 million and $1.1 million, respectively. The Company recognized losses on debt extinguishment of approximately $37,000 in the consolidated statements of operations for the three months ended June 30, 2019. These losses consisted of unamortized deferred debt issuance costs.

The aggregate accrued interest payable on the Credit Facility as of September 30, 2019, was approximately $0.2 million. Deferred debt issuance costs consisted of fees and expenses incurred in connection with the Credit Facility. As of September 30, 2019, the unamortized deferred debt issuance costs relating to the Credit Facility was approximately $39,000. This amount is being amortized and included in interest expense in the consolidated statements of operations over the term of the Credit Facility. The effective annualized interest rate for the three and nine months ended September 30, 2019, was 4.71% and 4.91%, respectively. The effective annualized interest rate for the three and nine months ended September 30, 2018, was 4.69% and 4.69%, respectively.

6.50% Unsecured Notes Due 2024

On April 12, 2017, the Company completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year, commencing June 30, 2017.

The aggregate accrued interest payable on the 6.50% Unsecured Notes as of September 30, 2019, was approximately $11,600. As of September 30, 2019, the Company had unamortized deferred debt issuance costs of approximately $1.5 million relating to the 6.50% Unsecured Notes. The deferred debt issuance costs are being amortized over the term of the 6.50% Unsecured Notes and are included in interest expense in the statements of operations. The effective annualized interest rate for the three and nine months ended September 30, 2019, was 6.95% and 7.02%, respectively. The effective annualized interest rate for the three and nine months ended September 30, 2018, was 6.95% and 7.02%, respectively.

NOTE 7. RELATED PARTY TRANSACTIONS

The Company pays Oxford Square Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee (the “Base Fee”) based on its gross assets, as described below, and an incentive fee based on its performance. The cost of both the Base Fee and any incentive fees earned by Oxford Square Management are ultimately borne by the Company’s common stockholders.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

Base Management Fee

Through March 31, 2016, the Base Fee was calculated at an annual rate of 2.00%. Effective April 1, 2016, the Base Fee is calculated at an annual rate of 1.50%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter (however, no Base Fee will be payable on the cash proceeds received by the Company in connection with any share or debt issuances until such proceeds have been invested in accordance with the Company’s investment objective). Accordingly, the Base Fee will be payable regardless of whether the value of the Company’s gross assets has decreased during the quarter. The Base Fee for any partial quarter will be appropriately prorated.

The following table represents the Base Fee for the three and nine months ended September 30, 2019 and September 30, 2018, respectively:

($ in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Base Fee	$1.7	$1.8	$5.2	$5.3

The Base Fee payable to Oxford Square Management as of September 30, 2019 and December 31, 2018, was approximately $1.7 million and $2.1 million, respectively.

Incentive Fee

The incentive fee has two parts: the “Net Investment Income Incentive Fee” and the “Capital Gains Incentive Fee”. The Net Investment Income Incentive Fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for the current calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses accrued during the calendar quarter (including the Base Fee, expenses payable under a separate agreement with Oxford Funds (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Oxford Square Management is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that it never received as a result of a default by an entity on the obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized gains, realized losses or unrealized appreciation or depreciation. Given that this portion of the incentive fee is payable without regard to any gain, loss or unrealized depreciation that may occur during the quarter, this portion of Oxford Square Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

Effective April 1, 2016, a Preferred Return Amount is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The Net Investment Income Incentive Fee is then calculated as follows: (a) no Net Investment Income Incentive Fee is payable to Oxford Square Management in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return Amount; (b) 100% of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds the Preferred Return Amount but is less than or equal to a “Catch-Up Amount” determined on a quarterly

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

basis by multiplying 2.1875% by the Company’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Net Investment Income Incentive Fee will be 20% of the amount of the Pre-Incentive Fee Net Investment Income for such quarter. There is no accumulation of amounts from quarter to quarter for the Preferred Return Amount, and accordingly there is no claw back of amounts previously paid to Oxford Square Management if the Pre-Incentive Fee Net Investment Income for subsequent quarters is below the quarterly Preferred Return Amount, and there is no delay of payment of incentive fees to Oxford Square Management if the Pre-Incentive Fee Net Investment Income for prior quarters is below the quarterly Preferred Return Amount for the quarter for which the calculation is being made.

In addition, effective April 1, 2016, the calculation of the Company’s Net Investment Income Incentive Fee is subject to a “Total Return Requirement”, which provides that a net investment income incentive fee will not be payable to Oxford Square Management, except to the extent 20% of the cumulative net increase in net assets resulting from operations (which is the amount, if positive, of the sum of the Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation on investments) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative Net Investment Income Incentive Fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). Under the revised fee structure, under no circumstances will the aggregate fees earned from April 1, 2016 by Oxford Square Management in any quarterly period be higher than the aggregate fees that would have been earned prior to the adoption of these changes.

From January 1, 2005 through March 31, 2016, the Pre-Incentive Fee Net Investment Income, which was expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, was compared to one-fourth of an annual hurdle rate that was determined as of the immediately preceding December 31st by adding 5.00% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.00%. The annual hurdle used to calculate the Pre-Incentive Fee Net Investment Income for the quarters ended September 30, 2019 and September 30, 2018, were 7.51% and 7.20%, respectively.

The following table represents the Net Investment Income Incentive Fees for each of the three and nine months ended September 30, 2019 and 2018, respectively:

($ in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net Investment Income Incentive Fee	$—	$1.6	$3.5	$3.4

There was no Net Investment Income Incentive Fee payable as of September 30, 2019 due to the Total Return Requirement described above. The Net Investment Income Incentive Fee payable to Oxford Square Management as of December 31, 2018 was approximately $1.2 million.

The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consists of its realized gains on investments for each calendar year, computed net of all realized losses on investments and unrealized capital depreciation on investments for that calendar year. However, for accounting purposes only, in order to reflect the theoretical Capital Gains Incentive Fee that would be payable for a given period as if all unrealized gains on investments were realized, the Company will accrue a Capital Gains Incentive Fee based upon net realized gains/losses on investments and unrealized depreciation on investments for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued for accounting purposes would not

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of Capital Gains Incentive Fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

The amount of Capital Gains Incentive Fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses on investments) would only become payable to Oxford Square Management in the event of a complete liquidation of the Company’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, the Capital Gains Incentive Fee expense fluctuates with the Company’s overall investment results.

There were no Capital Gains Incentive Fees incurred during the three and nine months ended September 30, 2019 and 2018. There were no accrued Capital Gains Incentive Fees payable to Oxford Square Management as of September 30, 2019, and December 31, 2018.

Administration Agreement

The Company has also entered into the Administration Agreement with Oxford Funds under which Oxford Funds provides administrative services to the Company. The Company pays Oxford Funds an allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the Chief Financial Officer, Treasurer, Controller, accounting staff and other administrative support personnel, which creates potential conflicts of interest that the Board must monitor. The Company also reimburses Oxford Funds for the costs associated with the functions performed by the Company’s Chief Compliance Officer that Oxford Funds pays on the Company’s behalf pursuant to the terms of an agreement between the Company and Alaric Compliance Services, LLC.

Oxford Square Management is controlled by Oxford Funds, its managing member. Charles M. Royce, a member of the Board, holds a minority, non-controlling interest in Oxford Square Management. Oxford Funds manages the business and internal affairs of Oxford Square Management. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of Oxford Funds. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President of Oxford Square Management and a member of Oxford Funds.

For the three months ended September 30, 2019 and 2018, the Company incurred approximately $195,000 and $210,000 respectively, in compensation expenses for the services of employees allocated to the administrative activities of the Company, pursuant to the Administration Agreement with Oxford Funds. For the nine months ended September 30, 2019 and 2018 the Company incurred approximately $623,000 and $686,000, respectively in compensation expenses. Further, the Company incurred approximately $16,000 and $19,000 for facility costs allocated under the Administration Agreement for the three months ended September 30, 2019 and 2018, respectively. For the nine months ended September 30, 2019 and 2018, the Company incurred approximately $47,000 and $45,000 for facility costs allocated under the Administration Agreement, respectively. As of September 30, 2019 and December 31, 2018, there were no amounts payable under the Administration Agreement.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting the Company and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Company and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is the Company’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Company’s investment adviser, to co-invest in negotiated investment opportunities where doing so would

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 7. RELATED PARTY TRANSACTIONS (cont.)

otherwise be prohibited under the 1940 Act, providing the Company’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Company is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s then-current investment objective and strategies.

NOTE 8. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from investment income and operations per share for the three and nine months ended September 30, 2019 and 2018, respectively:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net investment income	$8,937,187	$8,612,504	$30,080,484	$25,023,611
Weighted average common shares outstanding	47,740,799	49,195,368	47,681,235	50,153,321
Net increase in net assets resulting from net investment income per common share	$0.19	$0.18	$0.63	$0.50
Net (decrease)/increase in net assets resulting from operations	$(33,110,464)	$6,512,309	$(27,897,202)	$24,904,283
Net (decrease)/increase in net assets resulting from operations per common share	$(0.69)	$0.13	$(0.59)	$0.50

NOTE 9. DISTRIBUTIONS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify to be taxed as a RIC, the Company is required, among other requirements, to distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a distribution each quarter is determined by the Board and is based upon the annual taxable income estimated by the management of the Company. Income calculated in accordance with U.S. federal income tax regulations differs substantially from GAAP income. To the extent that the Company’s cumulative undistributed taxable earnings fall below the amount of distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

The Company intends to comply with the applicable provisions of the Code pertaining to RICs to make distributions of taxable income sufficient to relieve it of substantially all federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on such income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

The Company has adopted an “opt out” distribution reinvestment plan for its common stockholders. As a result, if the Company makes a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of the Company’s common stock, unless they specifically “opt out” of the distribution reinvestment

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 9. DISTRIBUTIONS (cont.)

plan so as to receive cash distributions. During the three months ended September 30, 2019 and 2018, as part of the Company’s distribution reinvestment plan for its common stockholders, the Company’s distribution reinvestment plan administrator purchased 25,203 shares and 21,728 shares, respectively, of common stock for approximately $0.2 million and $0.2 million, respectively, in the open market to satisfy the reinvestment portion of the Company’s distributions. During the three months ended September 30, 2019, the Company issued 23,225 shares of common stock to stockholders in connection with the distribution reinvestment plan. On each of July 31, August 31 and September 30, 2019, the Company paid a distribution of approximately $3.2 million, or $0.067 per share.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The tax character of distributions for the three months ended September 30, 2019, represented, on an estimated basis, $0.17 per share from ordinary income and $0.03 per share as a tax return of capital. For the three months ended September 30, 2019, the amounts and sources of distributions reported are only estimates (based on an average of the reported tax character historically) and are not being provided for U.S. tax reporting purposes. Because the Company believes the historical tax characteristics of distributions is the most useful information which is readily available, the Company has used the average of all years from inception of the Company in providing the estimates herein. However, the timing and character of distributions for federal income tax purposes (which are determined in accordance with the U.S. federal tax rules which may differ from GAAP) may be materially different than the historical information the Company used in providing the estimates herein. The final determination of the source of all distributions in 2019 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.

NOTE 10. NET ASSET VALUE PER SHARE

The Company’s net asset value per share as of September 30, 2019, and December 31, 2018, was $5.42 and $6.60, respectively. In determining the Company’s net asset value per share, the Board determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

NOTE 11. SHARE ISSUANCE AND REPURCHASE PROGRAMS

On August 1, 2019, the Company entered into an Equity Distribution Agreement with Ladenburg Thalmann & Co. through which the Company may offer for sale, from time to time, up to $150.0 million of the Company’s common stock through an At-the-Market (“ATM”) offering. The Company sold a total of 115,887 shares of common stock pursuant to the ATM during the three months ended September 30, 2019. The total amount of capital raised under these issuances was approximately $0.8 million and net proceeds were approximately $0.7 million after deducting the sales agent’s commissions and offering expenses.

On February 5, 2018, the Board authorized a program for the purpose of repurchasing up to $25.0 million worth of the Company’s common stock. Under that repurchase program, the Company was authorized, but not obligated, to repurchase outstanding common stock in the open market from time to time through December 31,

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 11. SHARE ISSUANCE AND REPURCHASE PROGRAMS (cont.)

2018, provided that repurchases comply with the prohibitions under the Company’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. Further, any repurchases were to be conducted in accordance with the 1940 Act. During the nine months ended September 30, 2019, the Company did not have an active share repurchase program.

The following table summarizes the Company’s share repurchases under its stock repurchase program for the three and nine months ended September 30, 2018:

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
Shares repurchased	261,343	2,333,143
Dollar amount repurchased	$1,823,365	$15,104,677
Average price per share (including commission)	$6.98	$6.47
Weighted average discount to net asset value	6.9%	13.7%
Remaining cost of shares to be repurchased	$9,895,323	$9,895,323

NOTE 12. INVESTMENT INCOME

The following table sets forth the components of investment income for the three and nine months ended September 30, 2019 and 2018, respectively:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Interest income
Stated interest income	$6,812,244	$6,240,305	$20,698,677	$17,561,261
Original issue discount and market discount income	235,999	123,064	595,409	488,734
PIK income	61,466	91,265	209,838	230,689
Discount income derived from unscheduled remittances at par	4,969	77,403	191,611	126,061
Total interest income	$7,114,678	$6,532,037	$21,695,535	$18,406,745
Income from securitization vehicles	$6,131,870	$7,217,804	$19,628,276	$20,121,432
Dividend income – PIK	$673,706	$—	$7,009,592	$—
Other income
Fee letters	$99,444	$102,691	$300,574	$562,022
Loan prepayment and bond call fees	—	762,842	160,000	1,050,842
All other fees	63,352	603,078	427,088	942,933
Total other income	$162,796	$1,468,611	$887,662	$2,555,797
Total investment income	$14,083,050	$15,218,452	$49,221,065	$41,083,974

The 1940 Act requires that a BDC offer significant managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the three months ended September 30, 2019 and 2018, respectively, the Company received no fee income for managerial assistance.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 13. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote. As of September 30, 2019, the Company did not have any commitments to purchase additional debt investments.

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its consolidated results of operations and financial condition.

NOTE 14. FINANCIAL HIGHLIGHTS

Financial highlights for the three and nine months ended September 30, 2019 and 2018, respectively, are as follows:

Per Share Data	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net asset value as of beginning of period	$6.31	$7.56	$6.60	$7.55
Net investment income(1)	0.19	0.18	0.63	0.50
Net realized and unrealized losses(2)	(0.88)	(0.05)	(1.21)	(0.01)
Net (decrease)/increase in net asset value from operations	(0.69)	0.13	(0.58)	0.49
Distributions per share from net investment income	(0.17)	(0.12)	(0.51)	(0.37)
Tax return of capital distributions(3)	(0.03)	(0.08)	(0.09)	(0.23)
Total distributions	(0.20)	(0.20)	(0.60)	(0.60)
Effect of shares issued/repurchased, gross	—	—	—	0.05
Net asset value at end of period	$5.42	$7.49	$5.42	$7.49
Per share market value at beginning of period	$6.40	$6.90	$6.47	$5.74
Per share market value at end of period	$6.23	$7.12	$6.23	$7.12
Total return based on Market Value(4)	0.46%	6.09%	5.69%	35.52%
Total return based on Net Asset Value(5)	(10.92)%	1.76%	(8.76)%	7.20%
Shares outstanding at end of period	47,790,071	49,146,266	47,790,071	49,146,266

Ratios/Supplemental Data(8)
Net assets at end of period (000’s)	$258,960	$368,267	$258,960	$368,267
Average net assets (000’s)	279,978	370,269	301,766	379,045
Ratio of operating expenses to average net assets(6)	7.35%	7.14%	8.46%	5.65%
Ratio of net investment income to average net assets(6)	12.77%	9.30%	13.29%	8.80%
Portfolio turnover rate(7)	1.18%	7.78%	9.07%	24.77%

____________

(1)      Represents per share net investment income for the period, based upon average shares outstanding.

(2)      Net realized and unrealized losses include rounding adjustments to reconcile change in net asset value per share.

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 14. FINANCIAL HIGHLIGHTS (cont.)

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The ultimate tax character of the Company’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.

(4)      Total return based on market value equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming distribution reinvestment prices obtained under the Company’s distribution reinvestment plan, excluding any discounts. Total return is not annualized.

(5)      Total return based on net asset value equals the increase or decrease of ending net asset value over beginning net asset value, plus distributions, divided by the beginning net asset value. Total return is not annualized.

(6)      Annualized.

(7)      Portfolio turnover rate is calculated using the lesser of the year-to-date cash investment sales and debt repayments or year-to-date cash investment purchases over the average of the total investments at fair value. For the three months ended September 30, 2019 the portfolio turnover rate is calculated using the quarter-to-date cash investment sales and debt repayments over the average of the total investments at fair value since there were no cash investment purchases during the period.

(8)      The following table provides supplemental performance ratios (annualized) measured for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Ratio of operating expenses to average net assets:
Operating expenses before incentive fees	7.35%	5.44%	6.91%	4.45%
Net investment income incentive fees	—%	1.70%	1.55%	1.20%
Ratio of expenses, excluding interest expense	3.75%	4.70%	5.15%	4.02%

NOTE 15. RISKS AND UNCERTAINTIES

The U.S. capital markets have experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of such companies to repay the Company’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period.

Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses

OXFORD SQUARE CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

(unaudited)

NOTE 15. RISKS AND UNCERTAINTIES (cont.)

to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant managerial assistance, if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a BDC, the Company is required to carry its investments at fair value as determined in good faith by or under the direction of its Board. Decreases in fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

The Company places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if those sectors experience a market downturn.

NOTE 16. SUBSEQUENT EVENTS

The Board has declared monthly distributions to stockholders for the subsequent periods as follows:

Per Share Distribution Amount Declared	Record Dates	Payable Dates	Date Declared
$ 0.067	October 21, 2019	October 31, 2019	July 25, 2019
$ 0.067	November 15, 2019	November 29, 2019	July 25, 2019
$ 0.067	December 18, 2019	December 31, 2019	July 25, 2019
$ 0.067	January 17, 2020	January 31, 2020	October 25, 2019
$ 0.067	February 14, 2020	February 28, 2020	October 25, 2019
$ 0.067	March 17, 2020	March 31, 2020	October 25, 2019

On October 18, 2019, the Company entered into a $10 million repurchase transaction facility (the “Repo Facility”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the Master Repurchase Agreement (“MRA”) and a transaction facility confirmation, the Company may sell securities to Nomura from time to time with a corresponding repurchase obligation at an agreed-upon price 30 to 60 days after the sale date (“Reverse Repo”). The Repo Facility has a funding cost of 1-month LIBOR plus 2.05% per annum for each Reverse Repo transaction and is subject to a facility fee of 0.85% per annum on the full $10 million facility amount. The Repo Facility expires on October 18, 2020, subject to optional termination or extension that is mutually agreed. The Company will account for these Reverse Repo transactions as secured financings for financial reporting purposes in accordance with GAAP.

The Company’s management evaluated subsequent events through the date of issuance of these consolidated financial statements and noted no other events that necessitate adjustments to or disclosure in the financial statements.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report on Form 10-Q contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Oxford Square Capital Corp., our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties, including statements as to:

•        our future operating results;

•        our business prospects and the prospects of our portfolio companies;

•        the impact of investments that we expect to make;

•        our contractual arrangements and relationships with third parties;

•        the dependence of our future success on the general economy and its impact on the industries in which we invest;

•        the ability of our portfolio companies to achieve their objectives;

•        our expected financings and investments;

•        the adequacy of our cash resources and working capital; and

•        the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•        an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•        a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•        interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•        currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•        the risks, uncertainties and other factors we identify in Item 1A. — Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Quarterly Report on Form 10-Q should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in Item 1A. — Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2018. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Quarterly Report on Form 10-Q.

Except where the context requires otherwise, the terms “OXSQ,” “Company,” “we,” “us” and “our” refer to Oxford Square Capital Corp. together with its subsidiary Oxford Square Funding 2018, LLC (“OXSQ Funding”); “Oxford Square Management” refers to Oxford Square Management, LLC; and “Oxford Funds” refers to Oxford Funds, LLC.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the related notes thereto contained elsewhere in this Quarterly Report on Form 10-Q.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek an attractive risk-adjusted total return by investing primarily in corporate debt securities and in collateralized loan obligation (“CLO”) structured finance investments that own corporate debt securities. CLO investments may also include warehouse facilities, which are early-stage CLO vehicles intended to aggregate loans that may be used to form the basis of a traditional CLO vehicle. We operate as a closed-end, non-diversified management investment company and have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated for tax purposes as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our 2003 taxable year.

Our investment activities are managed by Oxford Square Management, LLC (“Oxford Square Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Oxford Square Management is owned by Oxford Funds, LLC (“Oxford Funds”), its managing member and a related party, Charles M. Royce, a member of Oxford Square Capital Corp.’s Board of Directors (the “Board”) who holds a minority, non-controlling interest in Oxford Square Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President, are the controlling members of Oxford Funds. Under an investment advisory agreement (the “Investment Advisory Agreement”), we have agreed to pay Oxford Square Management an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under an amended and restated administration agreement (the “Administration Agreement”), we have agreed to pay or reimburse Oxford Funds, as administrator, for certain expenses incurred in operating the Company. Our executive officers and directors, and the executive officers of Oxford Square Management and Oxford Funds, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

We generally expect to invest between $5 million and $50 million in each of our portfolio companies, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5.0% of the total portfolio. As of September 30, 2019, our debt investments had stated interest rates of between 5.71% and 12.81% and maturity dates of between 20 and 142 months. In addition, our total portfolio had a weighted average annualized yield on debt investments of approximately 9.7%.

The weighted average annualized yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average annualized yield was computed using the effective interest rates as of September 30, 2019, including accretion of original issue discount (“OID”). There can be no assurance that the weighted average annualized yield will remain at its current level.

We have historically borrowed funds to make investments and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to Oxford Square Management, will be borne by our common stockholders.

In addition, as a BDC under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we may enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, we will generally seek to invest in loans that are collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with most debt investments having scheduled principal payments on a monthly or quarterly basis. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

Market Overview

During the quarter ended September 30, 2019, the loan market exhibited price declines across certain segments of the market. As of September 30, 2019, the S&P/LSTA Leveraged Loan Index (“LSTA Index”) decreased to 96.34% of par from 96.79% of par as of June 30, 2019. This decline continued into the fourth quarter of 2019, with the LSTA Index declining further to 95.54% of par as of October 25, 2019. We believe this pricing pressure has been principally driven by continued U.S. loan mutual fund and ETF outflows and accelerated downgrades from credit rating agencies that may have led to technical selling by CLOs to maintain compliance with certain tests within CLO indentures. In the secondary loan market, CCC rated loans have exhibited greater price deterioration compared to BB and B rated loans. The percentage of U.S. loans trading at prices of par or higher increased to approximately 34% at the end of September 2019 from approximately 8% at the end of June 2019. However, the percentage of loans trading at prices of 80% of par or below has increased to approximately 4.1% at the end of September 2019 from approximately 2.5% at the end of June 2019. Additionally, bifurcation in the primary loan market demand has resulted in the spread differential between higher and lower credit quality loans increasing to its widest level since 2017. In this environment, we continue to focus on portfolio management strategies designed to maximize our long-term total return, and as a permanent capital vehicle, we historically have been able to take a longer-term view towards our investment strategy.

CRITICAL ACCOUNTING POLICIES

The preparation of consolidated financial statements and related disclosures in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified investment valuation and investment income as critical accounting policies.

Investment Valuation

We measure our investment portfolio at fair value in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of our consolidated financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We believe that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. We consider the attributes of current market conditions on an ongoing basis and have determined that due to the general illiquidity of the market for our investment portfolio, whereby little or no market data exists, all of our investments are based upon “Level 3” inputs as of September 30, 2019.

Our Board determines the value of our investment portfolio each quarter. In connection with that determination, members of Oxford Square Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. We may engage third-party valuation firms to provide assistance in valuing certain of its syndicated loans and bilateral investments, including related equity investments, although our Board ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the consolidated statement of operations as net change in unrealized appreciation/depreciation.

Syndicated Loans

In accordance with ASC 820-10, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which we obtain indicative bid quotes for purposes of determining the fair value of its syndicated loan investments has shown attributes of illiquidity as described by ASC-820-10. During such periods of illiquidity, when we believe that the non-binding indicative bids received from agent banks for certain syndicated investments that it owns may not be determinative of their fair value or when no market indicative quote is available, we may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that we own. In addition, Oxford Square Management prepares an analysis of each syndicated loan, financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any. All information is presented to the Board for its determination of fair value of these investments.

Collateralized Loan Obligations — Debt and Equity

We have acquired a number of debt and equity positions in CLO investment vehicles and CLO warehouse investments. These investments are special purpose financing vehicles. In valuing such investments, we consider the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. We also consider those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. Oxford Square Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to our Board for its determination of fair value of these investments.

Bilateral Investments (Including Equity)

Bilateral investments for which market quotations are readily available are valued by an independent pricing agent or market maker. If such market quotations are not readily available, under the valuation procedures approved by our Board, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the current quarter, after taking into account any repayment of principal during the current quarter. In addition, in those instances where a third-party valuation is prepared for a portfolio investment which meets the parameters noted in (i) and (ii) above, the frequency of those third-party valuations is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. Bilateral investments which do not meet the parameters in (i) and (ii) above are not required to have a third-party valuation and, in those instances, a valuation analysis will be prepared by Oxford Square Management. Oxford Square Management also retains the authority to seek, on our behalf, additional third party valuations with respect to our bilateral portfolio securities, our syndicated loan investments, and CLO investment vehicles. Our Board retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Investment Income

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. We generally restore non-accrual loans to accrual status when past due principal and interest is paid and, in our judgment, is likely to remain current. As of September 30, 2019, we had one debt investment on non-accrual status. As of December 31, 2018, we had no debt investments on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in our portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

We have investments in our portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest and preferred equity dividends are computed at the contractual rate and are accrued into income and recorded as interest and dividend income, respectively. The PIK amounts are and added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with their related investments. At the point we believe the PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

Income from Securitization Vehicles and Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. We monitor the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the consolidated statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by us during the period.

Other Income

Other income includes prepayment, amendment, and other fees earned by our loan investments, distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. We may also earn success fees associated with our investments in certain securitization vehicles or “CLO warehouse facilities,” which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

Recently Issued Accounting Standards

Refer to “Note 3. Summary of Significant Account Policies” to our consolidated financial statements for a description of recent accounting pronouncements, including the impact on our consolidated financial statements.

PORTFOLIO COMPOSITION AND INVESTMENT ACTIVITY

The total fair value of our investment portfolio was approximately $398.4 million and $445.0 million as of September 30, 2019, and December 31, 2018, respectively. The decrease in the value of investments during the nine month period ended September 30, 2019, was due primarily to net unrealized depreciation on our investment portfolio of approximately $56.2 million (which incorporates reductions to CLO equity cost value of $7.2 million) debt repayments and sales of securities totaling approximately $40.0 million and realized losses of $1.7 million and partially offset by purchases of investments of approximately $50.8 million. A reconciliation of the investment portfolio for the nine months ended September 30, 2019 and the year ended December 31, 2018 follows:

($ in millions)	September 30, 2019	December 31, 2018
Beginning investment portfolio	$445.0	$418.4
Portfolio investments acquired	50.8	244.6
Debt repayments	(24.1)	(131.5)
Sales of securities	(15.9)	(25.9)
Reductions to CLO equity cost value(1)	(7.2)	(18.8)
Payment-in-kind	7.2	0.3
Accretion of discounts on investments(2)	0.5	0.6
Net change in unrealized appreciation/depreciation	(56.2)	(39.3)
Net realized losses on investments	(1.7)	(3.4)
Ending investment portfolio	$398.4	$445.0

____________

(1)      For the nine months ended September 30, 2019, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received for the nine months ended September 30, 2019, of approximately $26.8 million and the effective yield interest income of approximately $19.6 million. For the year ended December 31, 2018, reduction to cost value on our CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended December 31, 2018, of approximately $46.6 million and the effective yield interest income of approximately $27.8 million.

(2)      Includes rounding adjustment to reconcile ending investment portfolio as of September 30, 2019 and December 31, 2018.

During the nine months ended September 30, 2019 we purchased approximately $50.8 million in portfolio investments, $4.4 million of which represented an additional investment in an existing portfolio company. For the year ended December 31, 2018, we purchased approximately $244.6 million in portfolio investments, including additional investments of approximately $90.3 million in existing portfolio companies and approximately $154.3 million in new portfolio companies.

In certain instances, we receive investment proceeds based on the scheduled amortization of the outstanding loan balances and from the sales of portfolio investments. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

For the nine months ended September 30, 2019, and the year ended December 31, 2018, we recognized proceeds from the sales of securities of approximately $15.9 million and $25.9 million, respectively. Also, during the nine months ended September 30, 2019, and the year ended December 31, 2018, we had debt repayments of approximately $24.1 million and $131.5 million, respectively.

As of September 30, 2019, we had investments in debt securities of, or loans to, 22 portfolio companies, with a fair value of approximately $261.0 million, and equity investments of approximately $137.4 million. Our debt and preferred equity investments included approximately $7.2 million in capitalized PIK interest, which, as described in “— Overview” section above, is added to the carrying value of our investments, reduced by repayments of principal.

As of December 31, 2018, we had investments in debt securities of, or loans to, 22 portfolio companies, with a fair value of approximately $283.7 million, and equity investments of approximately $161.3 million. Our debt investments included approximately $0.3 million in capitalized PIK interest.

The following table indicates the quarterly portfolio investment activity for the past seven quarters:

Three Months Ended ($ in millions)	Purchases of Investments	Debt Repayments	Reductions to CLO Equity Cost(1)	Sales of Investments
September 30, 2019	$—	$0.2	$3.2	$4.9
June 30, 2019	46.4	23.5	2.6	7.4
March 31, 2019	4.4	0.4	1.4	3.6
Total(2)	$50.8	$24.1	$7.2	$15.9
December 31, 2018	$39.2	$38.9	$7.9	$10.5
September 31, 2018	91.8	24.1	1.2	12.1
June 30, 2018	88.8	43.7	5.8	0.2
March 31, 2018	24.7	24.9	3.9	3.1
Total(2)	$244.6	$131.5	$18.8	$25.9

____________

(1)      Represents reductions to CLO equity cost value (representing distributions received, or entitled to be received, in excess of effective yield interest income).

(2)      Totals may not sum due to rounding.

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2019 and December 31, 2018:

	September 30, 2019		December 31, 2018
($ in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Notes	$260.1	65.3%	$282.7	63.5%
CLO Debt	0.9	0.2%	0.9	0.2%
CLO Equity	129.9	32.6%	146.8	33.0%
Equity and Other Investments	7.5	1.9%	14.5	3.3%
Total(1)	$398.4	100.0%	$445.0	100.0%

____________

(1)      Totals may not sum due to rounding.

Qualifying assets must represent at least 70.0% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of September 30, 2019, we held qualifying assets that represented 68.5% of our total assets. No additional non-qualifying assets were acquired during the periods when qualifying assets were less than 70.0% of the total assets.

The following table shows our portfolio of investments by industry at fair value, as of September 30, 2019 and December 31, 2018:

	September 30, 2019		December 31, 2018
	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	($ in millions)		($ in millions)
Structured finance(1)	$130.8	32.8%	$147.8	33.2%
Business services	63.2	15.9%	85.5	19.2%
Software	59.3	14.9%	59.0	13.3%
Healthcare	54.8	13.8%	46.9	10.5%
Financial intermediaries	21.0	5.3%	16.8	3.8%
Telecommunication services	16.1	4.0%	19.4	4.4%
Logistics	12.8	3.2%	13.0	2.9%
Utilities	12.3	3.1%	12.3	2.8%
Diversified insurance	9.9	2.5%	14.7	3.3%
IT consulting	7.5	1.9%	14.5	3.2%
Aerospace and defense	5.4	1.3%	5.3	1.2%
Education	5.3	1.3%	4.9	1.1%
Printing and publishing	—	0.0%	4.8	1.1%
Total(2)	$398.4	100.0%	$445.0	100.0%

____________

(1)      Reflects our debt and equity investments in CLOs as of September 30, 2019, and December 31, 2018, respectively.

(2)      Totals may not sum due to rounding.

PORTFOLIO GRADING

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. As of September 30, 2019, and December 31, 2018, our portfolio had a weighted average grade of 2.2 and 2.1, respectively, based upon the fair value of the debt investments in the portfolio. Equity securities and investments in CLOs are not graded.

At September 30, 2019, and December 31, 2018, our debt investment portfolio was graded as follows:

		September 30, 2019
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		($ in millions)		($ in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—%	$—	—%
2	Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	226.2	78.1%	220.5	84.5%
3	Closer monitoring is required. Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	53.3	18.4%	38.1	14.6%
4	A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ’s cost basis is expected for the specific tranche.	10.0	3.5%	2.4	0.9%
5	Full repayment of the outstanding amount of OXSQ’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—%	—	—%
	Total(1)	$289.4	100.0%	$261.0	100.0%

		December 31, 2018
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		($ in millions)		($ in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and such trend is expected to continue.	$—	—%	$—	—%
2	Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	260.8	87.8%	253.6	89.4%
3	Closer monitoring is required. Full repayment of the outstanding amount of OXSQ’s cost basis and interest is expected for the specific tranche.	36.2	12.2%	30.0	10.6%
4	A loss of interest income has occurred or is expected to occur and, in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ’s cost basis is expected for the specific tranche.	—	—%	—	—%
5	Full repayment of the outstanding amount of OXSQ’s cost basis is not expected for the specific tranche and the investment is placed on non-accrual status.	—	—%	—	—%
	Total(1)	$297.0	100.0%	$283.7	100.0%

____________

(1)      Totals may not sum due to rounding.

We expect that a portion of our investments will be in the grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in grades 3, 4 or 5 may fluctuate from period to period.

RESULTS OF OPERATIONS

Set forth below is a comparison of our results of operations for the three and nine months ended September 30, 2019 to the three and nine months September 30, 2018.

Investment Income

Investment income for the three months ended September 30, 2019 and September 30, 2018 was approximately $14.1 million and $15.2 million, respectively. Investment income for the nine months ended September 30, 2019 and September 30, 2018 was approximately $49.2 million and $41.1 million, respectively. The following tables set forth the components of investment income for the three and nine months ended September 30, 2019 and September 30, 2018:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Interest income
Stated interest income	$6,812,244	$6,240,305	$20,698,677	$17,561,261
Original issue discount and market discount income	235,999	123,064	595,409	488,734
PIK income	61,466	91,265	209,838	230,689
Discount income derived from unscheduled remittances at par	4,969	77,403	191,611	126,061
Total interest income	$7,114,678	$6,532,037	$21,695,535	$18,406,745
Income from securitization vehicles	$6,131,870	$7,217,804	$19,628,276	$20,121,432
Dividend income – PIK	$673,706	$—	$7,009,592	$—

Other income
Fee letters	$99,444	$102,691	$300,574	$562,022
Loan prepayment and bond call fees	—	762,842	160,000	1,050,842
All other fees	63,352	603,078	427,088	942,933
Total other income	$162,796	$1,468,611	$887,662	$2,555,797
Total investment income	$14,083,050	$15,218,452	$49,221,065	$41,083,974

The decrease in total investment income for the three months ended September 30, 2019 was primarily due to lower income from securitization vehicles and loan prepayment fees. The increase in total investment income for the nine months ended September 30, 2019 was primarily due to the recognition of approximately $7.0 million of cumulative preferred equity dividend income PIK in the nine months ended September 30, 2019 and increases in stated interest income. Effective June 26, 2019, the Company entered into an Exchange Agreement with UniTek Global Services, Inc. (“Unitek”), to receive 2,371,211 shares of Series B Super Senior Preferred Stock, 4,352,199 shares of Series B Senior Preferred Stock and 10,323,434 shares of Series B Preferred Stock in exchange for all Series A shares of each respective Preferred Stock tranche currently held by OXSQ. This exchange resulted in the capitalization of approximately $6.3 million of cumulative PIK dividends which are added to the cost basis of each respective Preferred Stock tranche. This amount is recognized as dividend income – PIK in the consolidated statement of operations.

The total principal value of income producing debt investments as of September 30, 2019 and September 30, 2018 was approximately $279.4 million and $300.2 million, respectively. As of September 30, 2019, our debt investments had a range of stated interest rates of 5.71% to 12.81% and maturity dates of between 20 and 142 months compared to a range of stated interest rates of 5.62% to 12.95% and maturity dates between 20 and 154 months as of September 30, 2018. In addition, our total debt portfolio had a weighted average yield on debt investments of approximately 9.7% as of September 30, 2019, compared to approximately 9.4% as of September 30, 2018. The increase in the weighted average yield on our debt portfolio over the past twelve months is primarily due to our ongoing strategy of rotating the corporate loan portfolio into higher-yielding, less liquid loans.

Income from securitization vehicles for the three months ended September 30, 2019 and September 30, 2018, was approximately $6.1 million and $7.2 million, respectively. Income from securitization vehicles for the nine months ended September 30, 2019 and September 30, 2018, was approximately $19.6 million and $20.1 million, respectively. The total principal outstanding on our CLO equity investments as of September 30, 2019, and September 30, 2018, was approximately $282.8 million and $310.5 million, respectively. The weighted average yield on CLO equity investments as of September 30, 2019, and September 30, 2018, was approximately 11.87% and 14.82%, respectively. The decrease in weighted average yield on CLO equity investments over this period is due to a higher cost basis relative to the expected cash flows on CLO equity investments held as of September 30, 2019.

Operating Expenses

Total expenses for the three months ended September 30, 2019 and 2018, were approximately $5.1 million and $6.6 million, respectively. Total expenses for the nine months ended September 30, 2019 and 2018, were approximately $19.1 million and $16.1 million, respectively. These amounts consisted of base management fees, interest expense, professional fees, compensation expense, general and administrative expenses, and incentive fees.

Expenses before incentive fees for the three months ended September 30, 2019 were approximately $5.1 million, which increased by approximately $0.1 million from the three months ended September 30, 2018. Expenses before incentive fees for the nine months ended September 30, 2019, were approximately $15.6 million, which increased by approximately $3.0 million from the nine months ended September 30, 2018. The increase in expenses before incentive fees for the three and nine months ended September 30, 2019 is largely due to an increase in interest expense as a result of entering into the 6.25% Unsecured Notes.

The base management fee for the three months ended September 30, 2019, was approximately $1.7 million compared with $1.8 million for the three months ended September 30, 2018. The base management fee for the nine months ended September 30, 2019, was approximately $5.2 million compared with $5.3 million for the nine months ended September 30, 2018.

Interest expense for the three months ended September 30, 2019, was approximately $2.5 million, which relates to our 6.50% unsecured notes due 2024 (the “6.50% Unsecured Notes”), 6.25% unsecured notes due 2026 (the “6.25% Unsecured Notes”), and Credit Facility with Citibank, N.A., compared to interest expense of approximately $2.3 million for the three months ended September 30, 2018. Interest expense for the nine months ended September 30, 2019, was approximately $7.5 million, compared to interest expense of approximately $4.6 million for the nine months ended September 30, 2018. The increase for the three and nine months ended September 30, 2019 was a result of entering into the 6.25% Unsecured Notes, partially offset by partial repayments of the Credit Facility.

Professional fees, consisting of legal, consulting, valuation, audit and tax fees, were approximately $0.3 million and $0.4 million for the three months ended September 30, 2019 and 2018, respectively. Professional fees were approximately $1.1 million and $0.9 million for the nine months ended September 30, 2019 and 2018, respectively.

Compensation expense was approximately $0.2 million for the three months ended September 30, 2019, which is approximately equal to the amount for the three months ended September 30, 2018. Compensation expense for the nine months ended September 30, 2019 and 2018 was approximately $0.6 million and $0.7 million, respectively. Compensation expense reflects the allocation of compensation expenses for the services of our Chief Financial Officer, accounting personnel, and other administrative support staff.

General and administrative expenses, consisting primarily of directors’ fees, insurance, listing fees, transfer agent and custodian fees, office supplies, facilities costs and other expenses were approximately $0.3 million and $0.4 million for the three months ended September 30, 2019 and 2018, respectively. General and administrative expenses for the nine months ended September 30, 2019 and 2018 were approximately $1.2 million and $1.2 million, respectively. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

There was no net investment income incentive fee recorded for the three months ended September 30, 2019 due to the Total Return Requirement under our Investment Advisory Agreement, compared to $1.6 million for the three months ended September 30, 2018. The net investment income incentive fee recorded for the nine months ended September 30, 2019 was approximately $3.5 million, compared to $3.4 million for the nine months ended September 30, 2018.

The net investment income incentive fee is calculated and payable quarterly in arrears based on the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for calendar quarter (see “Note 7. Related Party Transactions” in the notes to our consolidated financial statements). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense, as reported under GAAP, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. For the three and nine months ended September 30, 2019, and September 30, 2018, no accrual was required as a result of the impact of accumulated net unrealized depreciation and net realized losses on our portfolio.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the three and nine months ended September 30, 2019 and September 30, 2018, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the three months ended September 30, 2019 we recognized net realized losses on investments of approximately $0.4 million, which primarily reflects the expiration of the earnout payments related to the sale of Algorithmic Implementations, Inc.

For the three months ended September 30, 2019, our net change in unrealized appreciation/depreciation was approximately $41.6 million, composed of $2.0 million in gross unrealized appreciation, $44.0 million in gross unrealized depreciation and approximately $0.4 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $3.2 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the three months ended September 30, 2019, were as follows (in millions):

Portfolio Company	Change in Unrealized Appreciation (Depreciation)
Sound Point CLO XVI, Ltd.	$(8.9)
Unitek Global Services, Inc.	(7.1)
Imagine! Print Solutions	(4.7)
Nassau 2019-I Ltd.	(3.1)
Telos CLO 2014-5, Ltd.	(2.2)
Net all other(1)	(15.6)
Total	$(41.6)

____________

(1)      Unrealized gains and losses of less than $2.0 million have been combined.

For the nine months ended September 30, 2019, we recognized net realized losses on investments of approximately $1.7 million, which primarily reflects the losses from the sale of several CLO equity investments.

For the nine months ended September 30, 2019, our net change in unrealized appreciation/depreciation was approximately $56.2 million, composed of $3.1 million in gross unrealized appreciation, $61.7 million in gross unrealized depreciation and approximately $2.4 million relating to the reversal of prior period net unrealized depreciation as investment gains and losses were realized. This includes net unrealized appreciation of approximately $7.2 million as a result of reductions to the cost value of our CLO equity investments under the effective yield accounting methodology, whereby the cost value of the respective investments are reduced by the excess of actual cash received and record date distributions to be received over the calculated income using the effective yield.

The most significant components of the net change in unrealized appreciation and depreciation during the nine months ended September 30, 2019 were as follows (in millions):

Portfolio Company	Change in Unrealized Appreciation (Depreciation)
Unitek Global Services, Inc.	(14.0)
Sound Point CLO XVI, Ltd.	$(13.6)
Premiere Global Services, Inc.	(8.4)
Imagine! Print Solutions	(6.1)
Telos CLO 2014-5, Ltd.	(4.1)
Nassau 2019-I Ltd.	(2.4)
Net all other(1)	(7.6)
Total	$(56.2)

____________

(1)      Unrealized gains and losses of less than $2.0 million have been combined.

Net Increase/Decrease in Net Assets Resulting from Net Investment Income

Net investment income for the three months ended September 30, 2019 and September 30, 2018 was approximately $8.9 million and $8.6 million, respectively. The net investment income for the nine months ended September 30, 2019 was approximately $30.1 million, compared to $25.0 million for the nine months ended September 30, 2018.

For the three and nine months ended September 30, 2019, the net increase in net assets resulting from net investment income per common share was $0.19 and $0.63 (basic and diluted), respectively, compared to the net increase in net assets resulting from net investment income per share of $0.18 and $0.50 (basic and diluted) for the three and nine months ended September 30, 2018, respectively.

Net Increase/(Decrease) in Net Assets Resulting from Operations

Net decrease in net assets resulting from operations for the three months ended September 30, 2019 was approximately $33.1 million compared with a net increase in net assets resulting from operations of approximately $6.5 million for the three months ended September 30, 2018. For the nine months ended September 30, 2019, the net decrease in net assets resulting from operations was approximately $27.9 million compared with a net increase in net assets resulting from operations of approximately $24.9 million for the nine months ended September 30, 2018. The decrease was largely due to unrealized depreciation on investments partially offset by higher net investment income for the three and nine months ended September 30, 2019.

For the three months ended September 30, 2019, the net decrease in net assets resulting from operations per common share was $0.69 (basic and diluted), compared to a net increase in net assets resulting from operations per share of $0.13 (basic and diluted) for the three months ended September 30, 2018. For the nine months ended September 30, 2019, the net decrease in net assets resulting from operations per common share was $0.59 (basic and diluted), compared to a net increase in net assets resulting from operations per common share of $0.50 (basic and diluted) for the nine months ended September 30, 2018.

LIQUIDITY AND CAPITAL RESOURCES

As of September 30, 2019, cash equivalents and restricted cash were approximately $11.5 million as compared to approximately $17.1 million as of December 31, 2018. For the nine months ended September 30, 2019, net cash provided by operating activities for the period, consisting primarily of the items described in “— Results of Operations,” was approximately $17.0 million, largely reflecting proceeds from principal repayments and sales of investments of approximately $40.1 million, reductions to CLO equity cost value of approximately $7.2 million, net realized losses on investments of approximately $1.7 million and net change in unrealized appreciation/depreciation of $56.2 million partially offset by purchases of investments of $50.8 million and an increase in investments due to PIK of approximately $7.2 million. For the nine months ended September 30, 2019, net cash used in financing activities was approximately $22.6 million, primarily reflecting the distribution of dividends and the partial repayment of the Credit Facility, which was partially offset by the issuance of the 6.25% Unsecured Notes.

On August 1, 2019, the Company entered into an Equity Distribution Agreement with Ladenburg Thalmann & Co. through which the Company may offer for sale, from time to time, up to $150.0 million of the Company’s common stock through an At-the-Market (“ATM”) offering. The Company sold a total of 115,887 shares of common stock pursuant to the ATM during the three months ended September 30, 2019. The total amount of capital raised under these issuances was approximately $0.8 million and net proceeds were approximately $0.7 million after deducting the sales agent’s commissions and offering expenses.

From time to time, we may seek to retire, repurchase, or exchange our debt and equity securities in open market purchases or by other means dependent on market conditions, liquidity, contractual obligations, and other matters.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2019, is as follows:

	Payments Due by Period
Contractual obligations ($ in millions)	Principal Amount	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Long-term debt obligations:
6.50% Unsecured Notes	$64.4	$—	$—	$64.4	$—
Credit Facility	47.8	47.8	—	—	—
6.25% Unsecured Notes	44.8	—	—	—	44.8
	$157.0	$47.8	$—	$64.4	$44.8

Refer to “Note 6. Borrowings” in the notes to our consolidated financial statements.

Off-Balance Sheet Arrangements

As of September 30, 2019, we did not have any commitments to purchase additional investments. We had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

In accordance with the 1940 Act, with certain limited exceptions, as of September 30, 2019, we were only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, was at least 150%, immediately after such borrowing. As of September 30, 2019 and December 31, 2018, our asset coverage for borrowed amounts was 263.0% and 308.5%, respectively.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCAA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. On April 6, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities was changed from 200% to 150%, effective as of April 6, 2019.

The weighted average stated interest rate and weighted average maturity on all of the Company’s debt outstanding as of September 30, 2019, were 5.78% and 3.9 years, respectively, and as of December 31, 2018, were 5.64% and 3.1 years, respectively.

On April 12, 2017, the Company completed an underwritten public offering of approximately $64.4 million in aggregate principal amount of the 6.50% Unsecured Notes. The 6.50% Unsecured Notes will mature on March 30, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2020. The 6.50% Unsecured Notes bear interest at a rate of 6.50% per year payable quarterly on March 30, June 30, September 30, and December 30 of each year, commencing June 30, 2017.

On June 21, 2018, OXSQ Funding, a special purpose vehicle and wholly-owned subsidiary of OXSQ, entered into the Credit Facility with Citibank, N.A. Subject to certain exceptions, pricing under the Credit Facility is based on the London Interbank Offered Rate for an interest period equal to three months plus a spread of 2.25% per annum payable quarterly on March 21, June 21, September 21 and December 21. Pursuant to the terms of the credit agreement governing the Credit Facility, OXSQ Funding has borrowed approximately $95.2 million. The Credit

Facility has a mandatory amortization schedule such that 15.0% of the principal amount outstanding as of June 21, 2018 was due and payable on June 21, 2019. On each payment date occurring thereafter, an additional 6.25% of the remaining principal amount outstanding will be due and payable. On June 21, 2020, all remaining principal and accrued and unpaid interest will be due and payable.

Refer to “Note 6. Borrowings” in the notes to our consolidated financial statements.

Distributions

In order to qualify for tax treatment as a RIC, and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is taxable ordinary income or capital gains. For the quarter ended September 30, 2019, management estimated that a tax return of capital occurred of approximately $0.03 per share. The final determination of the nature of our distributions can only be made upon the filing of our tax return. We have until October 15, 2020 to file our federal income tax return for the year ended December 31, 2019.

The following table reflects the cash distributions, including distributions reinvested, if any, per share that our Board has declared on our common stock since the beginning of 2017:

Date Declared	Record Date	Payment Date	Distributions		GAAP net investment income			Distributions in excess of net investment income
Fiscal 2019(5)
April 23, 2019	September 23, 2019	September 30, 2019	$0.067		$	N/A		$—
April 23, 2019	August 23, 2019	August 30, 2019	0.067			N/A		—
April 23, 2019	July 24, 2019	July 31, 2019	0.067			N/A		—
February 22, 2019	June 21, 2019	June 28, 2019	0.067			N/A		—
February 22, 2019	May 24, 2019	May 31, 2019	0.067			N/A		—
February 22, 2019	April 23, 2019	April 30, 2019	0.067			N/A		—
February 22, 2019	March 15, 2019	March 29, 2019	0.200			0.18		0.02
Total (2019)			$0.602			$—	(1)	$—	(1)
Fiscal 2018
October 26, 2018	December 17, 2018	December 31, 2018	$0.20			$0.18		$0.02
July 26, 2018	September 14, 2018	September 28, 2018	0.20			0.18		0.02
April 24, 2018	June 15, 2018	June 29, 2018	0.20			0.15		0.05
February 22, 2018	March 16, 2018	March 30, 2018	0.20			0.17		0.03
Total (2018)			$0.80	(2)		$0.67	(4)	$0.13	(4)
Fiscal 2017
October 27, 2017	December 15, 2017	December 29, 2017	$0.20			$0.15		$0.05
February 27, 2017	September 15, 2017	September 29, 2017	0.20			0.13		0.07
February 27, 2017	June 16, 2017	June 30, 2017	0.20			0.16		0.04
February 27, 2017	March 16, 2017	March 31, 2017	0.20			0.16		0.04
Total (2017)			$0.80	(3)		$0.60		$0.20

____________

(1)      We have not reported earnings for the annual period ended December 31, 2019.

(2)      The tax characterization of cash distributions for the year ended December 31, 2018, will not be known until the tax return for such year is finalized. For the year ended December 31, 2018, the amounts and sources of distributions reported are only estimates and are not being provided for U.S. tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.

(3)      Cash distributions for the year ended December 31, 2017, includes a tax return of capital of approximately $0.50 per share for tax purposes.

(4)      Totals may not sum due to rounding.

(5)      Beginning February 22, 2019, the Board began to declare monthly distributions in lieu of quarterly distributions.

Related Parties

We have entered into the Investment Advisory Agreement with Oxford Square Management. Oxford Square Management is controlled by Oxford Funds, its managing member. Oxford Funds, as the managing member of Oxford Square Management, manages the business and internal affairs of Oxford Square Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen is the managing member of and controls Oxford Funds. Saul B. Rosenthal is also the President of Oxford Square Management and a member of Oxford Funds. Charles M. Royce has a minority, non-controlling interest in Oxford Square Management.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC and Oxford Bridge II, LLC (collectively, the “Oxford Bridge Funds”), and at Oxford Gate Management, LLC, the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”). Oxford Funds is the managing member of both Oxford Bridge Management, LLC and Oxford Gate Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer and Secretary, and Gerald Cummins serves as the Chief Compliance Officer, respectively, of both Oxford Bridge Management, LLC and Oxford Gate Management, LLC.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that invests primarily in equity and junior debt tranches of CLO vehicles, and its investment adviser, Oxford Lane Management, LLC. Oxford Funds provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management, LLC. In addition, Bruce L. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Lane Capital Corp. and Chief Financial Officer and Treasurer of Oxford Lane Management, LLC, and Mr. Cummins serves as the Chief Compliance Officer of Oxford Lane Capital Corp. and Oxford Lane Management, LLC.

As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds, respectively, on the other hand.

Oxford Square Management, Oxford Lane Management, LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among the Company, Oxford Lane Capital Corp., the Oxford Bridge Funds and the Oxford Gate Funds. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata. On June 14, 2017, the Securities and Exchange Commission issued an order permitting the Company and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Company and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is the Company’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Company’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Company’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board reviews these procedures on an annual basis.

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Information concerning related party transactions is included in the consolidated financial statements and related notes, appearing elsewhere in this quarterly report on Form 10-Q.

RECENT DEVELOPMENTS

The Board has declared monthly distributions to stockholders for the subsequent periods as follows:

Per Share Distribution Amount Declared	Record Dates	Payable Dates	Date Declared
$ 0.067	October 21, 2019	October 31, 2019	July 25, 2019
$ 0.067	November 15, 2019	November 29, 2019	July 25, 2019
$ 0.067	December 18, 2019	December 31, 2019	July 25, 2019
$ 0.067	January 17, 2020	January 31, 2020	October 25, 2019
$ 0.067	February 14, 2020	February 28, 2020	October 25, 2019
$ 0.067	March 17, 2020	March 31, 2020	October 25, 2019

On October 18, 2019, the Company entered into a $10 million repurchase transaction facility (the “Repo Facility”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the Master Repurchase Agreement (“MRA”) and a transaction facility confirmation, the Company may sell securities to Nomura from time to time with a corresponding repurchase obligation at an agreed-upon price 30 to 60 days after the sale date (“Reverse Repo”). The Repo Facility has a funding cost of 1-month LIBOR plus 2.05% per annum for each Reverse Repo transaction and is subject to a facility fee of 0.85% per annum on the full $10 million facility amount. The Repo Facility expires on October 18, 2020, subject to optional termination or extension that is mutually agreed. The Company will account for these Reverse Repo transactions as secured financings for financial reporting purposes in accordance with GAAP.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

We are subject to financial market risks, including changes in interest rates. As of September 30, 2019, all of our debt investments in our portfolio were at variable rates. As of September 30, 2019, all but one of our variable rate investments were income producing. The variable rates are based upon the five-year Treasury note, the Prime rate or LIBOR, and, in the case of our bilateral investments, are generally reset annually, whereas our non-bilateral investments generally reset quarterly. We expect that future debt investments will generally be made at variable rates. Many of the variable rate investments contain floors.

Based on our consolidated statements of assets and liabilities as of September 30, 2019, the following table shows the annualized impact on investment income of hypothetical base rate changes in interest rates for our settled investments (considering interest rate floors for floating rate instruments), excluding CLO equity investments. The base interest rate case assumes the rates on our portfolio investments remain unchanged from the actual effective interest rates as of September 30, 2019. These hypothetical calculations are based on a model of the investments in our portfolio, held as of September 30, 2019, and are only adjusted for assumed changes in the underlying base interest rates. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including a change in the level of our borrowings, that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

Hypothetical Change in Interest Rates	Estimated Percentage change in Investment Income
Up 100 basis points	5.0%
Up 200 basis points	9.9%
Up 300 basis points	14.9%
Down 25 basis points	(1.2)%

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

ITEM 4. CONTROLS AND PROCEDURES.

(a) Evaluation of Disclosure Controls and Procedures

As of September 30, 2019 (the end of the period covered by this report), we, including our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended). Based on that evaluation, our management, including the Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures were effective and provided reasonable assurance that information required to be disclosed in our periodic SEC filings is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. However, in evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of such possible controls and procedures.

(b) Changes in Internal Control Over Financial Reporting

There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended) that occurred during the quarter ended September 30, 2019, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II — OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

We are not currently subject to any material legal proceedings. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

ITEM 1A. RISK FACTORS.

In addition to the other information set forth in this report, you should carefully consider the risk factors discussed in Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which could materially affect our business, financial condition and/or operating results, including the Risk Factor titled “Beginning on April 6, 2019, we will be permitted to borrow more money, which will further magnify the potential for gain or loss on amounts invested and may further increase the risk of investing in us.” The risks described in our Annual Report on Form 10-K are not the only risks facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business, financial condition and/or operating results. Other than the risk factor set forth below, there have been no material changes during the three months ended September 30, 2019, to the risk factors discussed in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2018.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. On July12, 2019, the Staff from the SEC’s Division of Corporation Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. Recently, the corporate loans and CLOs we have invested in have included, or have been amended to include, language permitting the administrative agent or CLO investment manager, respectively, to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all corporate loans or CLOs in which we are invested will have such provisions, nor can we ensure the administrative agents or CLO investment managers will undertake the suggested amendments when able. We believe that because corporate loan and CLO managers and other CLO and corporate loan market participants have been preparing for an eventual transition away from LIBOR, we do not anticipate such a transition to have a material impact on the liquidity or value of any of our LIBOR-referenced corporate loan or CLO investments. However, because the future of LIBOR at this time is uncertain and the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this report, a transition away from LIBOR could:

•        Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that are included in our assets and liabilities;

•        Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•        Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•        Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•        Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•        Cause us to incur additional costs in relation to any of the above factors.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Sales of Unregistered Equity Securities

While we did not engage in unregistered sales of equity securities during the nine months ended September 30, 2019, we issued a total of 23,225 shares of common stock under our dividend reinvestment plan. This issuance was not subject to the registration requirements of the Securities Act of 1933, as amended. The aggregate valuation price for the shares of common stock issued under the dividend reinvestment plan was $147,827.

Issuer Purchases of Equity Securities

During the three months ended September 30, 2019, no common stock was repurchased.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

ITEM 5. OTHER INFORMATION.

None.

ITEM 6. EXHIBITS.

The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC:

3.1	Articles of Incorporation (Incorporated by reference to Exhibit a. to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on September 23, 2003).
3.2	Articles of Amendment (Incorporated by reference to Exhibit 3.1 to the Registrant’s current report on Form 8-K filed December 3, 2007).
3.3	Third Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.3 to the Registrant’s report on Form 10-Q filed on November 7, 2016).
3.4	Articles of Amendment (Incorporated by reference to Exhibit 3.1 to the Registrant’s current report on Form 8-K filed March 20, 2018).
3.5	Articles of Amendment (Incorporated by reference to Exhibit 3.2 to the Registrant’s current report on Form 8-K filed March 20, 2018).
4.1	Form of Share Certificate (Incorporated by reference to Exhibit d. to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on September 23, 2003).
4.2	In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments respecting long-term debt of the Registrant have been omitted but will be furnished to the SEC upon request.
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.*
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.*
32.1	Certification of Chief Executive Officer pursuant to section 906 of The Sarbanes-Oxley Act of 2002.*
32.2	Certification of Chief Financial Officer pursuant to section 906 of The Sarbanes-Oxley Act of 2002.*

____________

*        Filed herewith

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD SQUARE CAPITAL CORP.
Date: October 30, 2019	By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer
(Principal Executive Officer)
Date: October 30, 2019	By:	/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer
(Principal Accounting Officer)

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Jonathan H. Cohen, Chief Executive Officer of Oxford Square Capital Corp., certify that:

1.      I have reviewed this quarterly report on Form 10-Q of Oxford Square Capital Corp.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)      designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)      designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)      evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)      disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)      any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 30th day of October, 2019

/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Bruce L. Rubin, Chief Financial Officer of Oxford Square Capital Corp., certify that:

1.      I have reviewed this quarterly report on Form 10-Q of Oxford Square Capital Corp.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)      designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)      designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)      evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)      disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)      all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)      any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 30th day of October, 2019

/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Report”) of Oxford Square Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan H. Cohen, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jonathan H. Cohen
Name: Jonathan H. Cohen
Date: October 30, 2019

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Report”) of Oxford Square Capital Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Bruce L. Rubin, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bruce L. Rubin
Name: Bruce L. Rubin
Date: October 30, 2019